                                                                       EXHIBIT 3

                                TRUST INDENTURE


                                    BETWEEN

                          WCA SHILOH LANDFILL, L.L.C.

                                      AND

                       REGIONS BANK, MONTGOMERY, ALABAMA
                                   AS TRUSTEE


                            ------------------------

                                   SECURING:


                                   $5,000,000

                              SENIOR SECURED BONDS

                            ------------------------


                                  DATED AS OF
                                             , 2000
                             ----------------

                               TABLE OF CONTENTS

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                                                                                                               PAGE
                                                                                                               ----
GRANTING CLAUSES..................................................................................................1

ARTICLE I.   DEFINITIONS..........................................................................................3
     SECTION 1.1.          Definitions............................................................................3
     SECTION 1.2.          Interpretation.........................................................................7
     SECTION 1.3.          Captions and Headings..................................................................8

ARTICLE II.  AUTHORIZATION AND TERMS OF SENIOR BONDS..............................................................9
     SECTION 2.1.          Authorized Amount of Senior Bonds......................................................9
     SECTION 2.2.          Issuance of Senior Bonds...............................................................9
     SECTION 2.3.          Maturity and Interest..................................................................9
     SECTION 2.4.          Delivery of the Senior Bonds...........................................................9
     SECTION 2.5.          Form of Senior Bonds..................................................................10
     SECTION 2.6.          Execution and Authentication of Senior Bonds..........................................10
     SECTION 2.7.          Source of Payment of Senior Bonds.....................................................10
     SECTION 2.8.          Payment and Ownership of Senior Bonds.................................................10
     SECTION 2.9.          Transfer and Exchange of Senior Bonds.................................................11
     SECTION 2.10.         Mutilated, Lost, Wrongfully Taken or Destroyed Senior Bonds...........................12
     SECTION 2.11.         Cancellation of Senior Bonds..........................................................13

ARTICLE III. REDEMPTION OF SENIOR BONDS..........................................................................14
     SECTION 3.1.          Terms of Redemption of Senior Bonds...................................................14
     SECTION 3.2.          Issuer's Election to Redeem...........................................................16
     SECTION 3.3.          Notice of Redemption..................................................................16
     SECTION 3.4.          Payment of Redeemed Senior Bonds......................................................17

ARTICLE IV.  PROVISIONS AS TO FUNDS AND PAYMENTS.................................................................19
     SECTION 4.1.          Senior Bond Fund......................................................................19
     SECTION 4.2.           Investment of Senior Bond Fund.......................................................19
     SECTION 4.3.          Moneys to be Held in Trust............................................................20
     SECTION 4.4.          Nonpresentment of Senior Bonds........................................................20
     SECTION 4.5.          Repayment to the Issuer from the Senior Bond Fund.....................................20

ARTICLE V.   THE TRUSTEE.........................................................................................21
     SECTION 5.1.          Acceptance of Trust...................................................................21
     SECTION 5.2.          Fees, Charges and Expenses of Trustee, Registrar and Paying Agents....................23
     SECTION 5.3.          Intervention by Trustee...............................................................24
     SECTION 5.4.          Successor Trustee.....................................................................24
     SECTION 5.5.          Appointment of Co-Trustee.............................................................24
     SECTION 5.6.          Resignation by the Trustee............................................................25
     SECTION 5.7.          Removal of the Trustee................................................................25
     SECTION 5.8.          Appointment of Successor Trustee......................................................25
     SECTION 5.9.          Adoption of Authentication............................................................27
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



     SECTION  5.10.         Registrars............................................................................27
     SECTION  5.11.         Designation and Succession of Paying Agents...........................................28
     SECTION  5.12.         Dealing in Senior Bonds...............................................................29
     SECTION  5.13.         Representations and Covenants of Trustee..............................................29

ARTICLE VI.   DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND HOLDERS..............................................30
     SECTION  6.1.          Defaults; Events of Default...........................................................30
     SECTION  6.2.          Notice of Default.....................................................................30
     SECTION  6.3.          Acceleration..........................................................................31
     SECTION  6.4.          Other Remedies; Rights of Holders.....................................................31
     SECTION  6.5.          Appointment of Receivers..............................................................32
     SECTION  6.6.          Right of Holders to Direct Proceedings................................................32
     SECTION  6.7.          Application of Moneys.................................................................32
     SECTION  6.8.          Remedies Vested in Trustee............................................................33
     SECTION  6.9.          Rights and Remedies of Holders........................................................33
     SECTION  6.10.         Termination of Proceedings............................................................34
     SECTION  6.11.         Waivers of Events of Default..........................................................34

ARTICLE VII.  SUPPLEMENTAL INDENTURES.............................................................................36
     SECTION  7.1.          Supplemental Indentures Generally.....................................................36
     SECTION  7.2.          Supplemental Indentures Not Requiring Consent of Holders..............................36
     SECTION  7.3.          Indentures Requiring Consent of Holders...............................................37
     SECTION  7.4.          Authorization to Trustee; Effect of Supplement........................................38
     SECTION  7.5.          Opinion of Counsel....................................................................39
     SECTION  7.6.          Modification by Unanimous Consent.....................................................39

ARTICLE VIII. DEFEASANCE..........................................................................................40
     SECTION  8.1.          Release of Indenture..................................................................40
     SECTION  8.2.          Payment and Discharge of Senior Bonds.................................................40
     SECTION  8.3.          Survival of Certain Provisions........................................................41

ARTICLE IX.   COVENANTS AND AGREEMENTS OF THE ISSUER..............................................................42
     SECTION  9.1.          Covenants and Agreements of the Issuer................................................42
     SECTION  9.2.          Observance and Performance of Covenants, Authority and Actions........................42
     SECTION  9.3.          Enforcement of Issuer's Obligations...................................................43
     SECTION  9.4.          Priority of Pledge....................................................................43
     SECTION  9.5.          Maintenance, Repairs, Changes, Alterations, Taxes and Other Charges...................43
     SECTION  9.6.          Sale of Landfill Prohibited Except Under Certain Conditions...........................44
     SECTION  9.7.          Freedom of Landfill from Prior Liens..................................................44
     SECTION  9.8.          Payment of Trustee Charges............................................................44
     SECTION  9.9.          To Record and to Grant Further Assurances.............................................44
     SECTION  9.10.         Insurance Required....................................................................45
     SECTION  9.11.         Maintenance of Corporate Existence; Consolidation or Merger...........................46
     SECTION  9.12.         Disposition of Condemnation Award.....................................................47

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
ARTICLE X.   MEETINGS OF HOLDERS.................................................................................48
     SECTION 10.1.         Purposes of Meetings..................................................................48
     SECTION 10.2.         Call of Meetings......................................................................48
     SECTION 10.3.         Voting................................................................................48
     SECTION 10.4.         Meetings..............................................................................49
     SECTION 10.5.         Miscellaneous.........................................................................49

ARTICLE XI.  MISCELLANEOUS.......................................................................................50
     SECTION 11.1.         Limitation of Rights..................................................................50
     SECTION 11.2.         Severability..........................................................................50
     SECTION 11.3.         Notices...............................................................................50
     SECTION 11.4.         Suspension of Mail....................................................................51
     SECTION 11.5.         Payments Due on Saturdays, Sundays and Holidays.......................................51
     SECTION 11.6.         Instruments of Holders................................................................51
     SECTION 11.7.         Priority of this Indenture............................................................52
     SECTION 11.8.         Extent of Covenants; No Personal Liability............................................52
     SECTION 11.9.         Binding Effect........................................................................52
     SECTION 11.10.        Counterparts..........................................................................52
     SECTION 11.11.        Governing Law.........................................................................52


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




                                TRUST INDENTURE


         THIS TRUST INDENTURE (the "Indenture") dated as of March ___, 2000, by and between WCA SHILOH LANDFILL, L.L.C., a Delaware limited liability company
(the "Issuer"), and REGIONS BANK, Montgomery, Alabama, a [STATE BANKING
CORPORATION,] duly organized, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the State of Alabama, with a corporate trust office located in Montgomery, Alabama as trustee (the "Trustee");

                              W I T N E S S E T H

         WHEREAS, by virtue of its authority set forth in its articles of incorporation and bylaws, and by action duly taken by its board of directors, the Issuer is empowered to issue the bonds hereinafter described; and

         WHEREAS, the Issuer proposes to issue its Senior Secured Bonds (the
"Senior Bonds"), in the aggregate principal amount of $5,000,000 for the purpose of financing the general operating expenses and working capital needs of Shiloh Landfill, a construction and demolition-type landfill located near
Travelers Rest, South Carolina (the "Landfill"), as well as for other authorized corporate purposes; and

         WHEREAS, the execution and delivery of this Indenture and the issuance of the bonds under this Indenture pursuant to the aforesaid authority have been in all respects duly and validly authorized by a resolution adopted by the Board of Directors of the Issuer; and

         WHEREAS, the Issuer has contracted for the private placement of the Senior Bonds to be issued in the aggregate principal amount of $5,000,000; and

         WHEREAS, the Senior Bonds will be secured by this Indenture, and the Issuer is authorized to execute and deliver this Indenture and to do or cause to be done all acts provided or required herein and to issue the Senior Bonds in the form as provided herein with such omissions and insertions as permitted or required by this Indenture; and

         WHEREAS, all things necessary to make the Senior Bonds, when authenticated by the Trustee and issued as provided in this Indenture, the valid, binding and legal obligations of the Issuer, and to constitute this Indenture a valid assignment and pledge of the amounts assigned and pledged to the payment of the principal of, and premium, if any, and interest on, the Senior Bonds have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Senior Bonds, subject to the terms hereof, have in all respects been duly authorized; and

         WHEREAS, the Trustee has accepted the trusts created by this Indenture, and in evidence thereof, has joined in the execution hereof;

                                GRANTING CLAUSES

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that to secure the payment of Bond Service Charges on the Senior Bonds according to their true intent and meaning, to secure the performance and observance of all of the covenants, agreements, obligations and conditions contained therein and herein, and to declare the terms and conditions upon and subject to which the Senior Bonds are and are intended to be issued, held, secured and enforced, and in consideration of the premises and the acceptance by the Trustee of the trusts created herein and of the purchase and acceptance of the Senior Bonds by the Holders, and for other good and valuable consideration, the receipt of which is acknowledged, the Issuer has executed and delivered this Indenture and absolutely assigns hereby to the Trustee, and to its successors in trust, and its and their assigns, all right, title and interest of the Issuer in and to the following (herein the "Trust Estate"):

                             GRANTING CLAUSE FIRST

         All moneys and securities from time to time held by the Trustee under the terms of this Indenture and any and all other real or personal property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder (including the real property and improvements at the Landfill) by the Issuer or by anyone on its behalf, or with its written consent to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

                             GRANTING CLAUSE SECOND

         All the rights and interest of the Issuer in and to the Bond Fund (as hereinafter defined), and all moneys and investments therein, but subject to the provisions of this Indenture pertaining thereto, including those pertaining to the making of disbursements therefrom.

                             GRANTING CLAUSE THIRD

         All right, title and interest of the Issuer in all Pledged Revenues.

         TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successor in said trust and assigns forever.

         IN TRUST NEVERTHELESS, upon the terms and trust herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of the Senior Bonds from time to time issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Senior Bonds over any of the other Senior Bonds (except as herein otherwise expressly provided);

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, and premium, if any, and interest on, the Senior Bonds due or to become due, at the times and in the manner mentioned in the Senior Bonds according to the true intent and meaning thereof, and shall cause the payments to be made on the Senior Bonds as required under Article VIII hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon (or Governmental Obligations sufficient for that purpose as provided in Article VIII hereof), and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions thereof, then upon the final payment thereof or





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provision thereof this Indenture and the rights hereby granted shall cease and be void; otherwise this Indenture to be and remain in full force and effect.

         THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared that, all Senior Bonds issued and secured hereunder are to be issued, authenticated and delivered and all property, rights and interest, including, without limitation, the amounts hereby assigned and pledged, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective owners of the Senior Bonds as follows:

                                   ARTICLE I.

                                  DEFINITIONS

         SECTION 1.1. Definitions. In addition to the words and terms defined elsewhere in this Indenture, the words and terms defined in this Section shall have the meanings herein specified unless the context or use clearly indicates another or different meaning or intent.

         "Authorized Issuer Representative" means the person designated at the time to act on behalf of the Issuer.

         "Authorized Denominations" means $5,000 and any integral multiples thereof.

         "Bond Fund" means the Bond Fund created in Section 4.1 hereof.

         "Bond Service Charges" means, for any period or payable at any time, the principal of, premium, if any, and interest on the Senior Bonds for that period or payable at that time whether due at maturity or upon acceleration or redemption.

         "Business Day" means a day of the year, other than (a) a Saturday; (b) a Sunday; (c) a day on which banks located in any city in which the principal corporate trust office of the Trustee is located are required or authorized by law to remain closed; or (d) a day on which the New York Stock Exchange and the Federal Reserve are closed.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code and Sections of the Code include relevant applicable regulations and proposed regulations thereunder and any successor provisions to those Sections, regulations or proposed regulations.

         "Eligible Investments" means (i) Government Obligations; (ii) Federal National Mortgage Association's (FNMA) mortgage backed securities and senior debt obligations which bear interest at a fixed rate and are fully amortizing;
(iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances (having original maturities of not more than 365 days) of any bank the unsecured, uninsured and unguaranteed debt obligations of which (or, in the case of the principal bank in a bank holding company, such debt obligations of the bank holding company) have been rated "AA" or "A-1+" (or an equivalent) by S&P or Moody's, or any other




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comparable rating established by S&P (iv) commercial paper (having original maturities of not more than 365 days) rated "A-1+" (or an equivalent) by S&P or Moody's; (v) money market funds investing in and secured solely by obligations described in (i) above; (vi) deposits which are fully insured by the United States of America or one of its agencies or instrumentalities; (vii) repurchase agreements with any institution rated AAA (or an equivalent) by S&P or Moody's;
(viii) obligations of any state of the United States of America or any political subdivision or other instrumentality of any such state, which are rated at least "A" (or an equivalent) or its equivalent by S&P or Moody's; and
(ix) an interest in any trust or fund which trust or fund is invested solely in Federal Securities or repurchase agreements with respect to Federal Securities.

         "Event of Default" or "Default" means any occurrence or event specified in and defined by Section 6.1 hereof.

         "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all reasonable expenses properly incurred by the Trustee under this Indenture, other than Ordinary Services and Ordinary Expenses.

         "Fiscal Officer" means the Chief Financial Officer of the Issuer.

         "Fiscal Year" means with respect to the Issuer, the period beginning January 1 of each year and ending December 31 of such year.

         "Government Obligations" or "Federal Securities" means obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States.

         "Holder" or "Holder of a Bond" or "Bondholder" means the Person in whose name a Bond is registered on the Register.

         "Indenture" means this Trust Indenture, as amended or supplemented from time to time.

         "Interest Payment Date" means each date set forth as such in the form of Senior Bond contained in this Indenture.

         "Interest Rate for Advances" means, for the first thirty (30) days such rate shall be applicable, a rate per annum equal to the Prime Rate, and thereafter, a rate per annum which is equal to one percent (l%) plus the Prime Rate.

         "Issuance Costs" means the costs and expenses incurred by the Issuer in connection with the issuance and sale of the Senior Bonds, including (without limitation) related legal, accounting, financial, printing, recording and filing fees and expenses, the fees and expenses of the placement agent for the private placement of the Senior Bonds, the initial charge of the Trustee relating to the Senior Bonds, and all other costs and expenses incurred by the Issuer in connection with the issuance and sale of the Senior Bonds.

         "Issuer" means WCA Shiloh Landfill, L.L.C., a Delaware limited liability company, and any successor thereto.

         "Majority Holders" means the holders of a majority of the outstanding principal amount of the Senior Bonds

         "Maximum Annual Debt Service" means, with respect to the Senior Bonds, the maximum amount of Bond Service Charges due in any fiscal year of the Issuer while any of the Senior Bonds remain outstanding.

         "Moody's" means Moody's Investors Service, and its successors and assigns.

         "Ordinary Services" and "Ordinary Expenses" means those services normally rendered, and those expenses normally incurred, by a trustee under instruments similar to this Indenture.

         "Original Purchaser" means, as to the Senior Bonds, the Person or Persons identified as the purchaser or purchasers in the Purchase Contract.

         "Outstanding Senior Bonds," "Bonds outstanding" or "Senior Bonds outstanding" mean, as of the applicable date, all Senior Bonds which have been authenticated and delivered, or which are being delivered by the Trustee under this Indenture, except:

                  (a) Senior Bonds cancelled upon surrender, exchange or transfer, or cancelled because of payment or redemption on or prior to that date;

                  (b) Senior Bonds, or the portion thereof, for the payment, redemption or purchase for cancellation of which sufficient money has been deposited and credited with the Trustee or any Paying Agents pursuant to this Indenture on or prior to that date for that purpose (whether upon or prior to the maturity or redemption date of those Senior Bonds); provided, that if any of those Senior Bonds are to be redeemed prior to their maturity, notice of that redemption shall have been given or arrangements satisfactory to the Trustee shall have been made for giving notice of that redemption, or waiver by the affected Holders of that notice satisfactory in form to the Trustee shall have been filed with the Trustee;

                  (c) Senior Bonds, or the portion thereof, which are deemed to have been paid and discharged or caused to have been paid and discharged pursuant to the provisions of this Indenture; and

                  (d) Senior Bonds in lieu of which others have been authenticated under Section 2.10 of this Indenture;

provided that, for purposes of voting or giving any consent, any Bond owned by the Issuer shall not be deemed to be outstanding hereunder.

         "Paying Agent" means any bank or trust company designated as a Paying Agent by or in accordance with Section 5.11 of this Indenture.

         "Permitted Encumbrances" means as of any particular time:

                  (a) liens for ad valorem taxes, public improvement assessments or other governmental charges not then delinquent;



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



                  (b) pledges or deposits to secure obligations under workmen's compensation or similar laws, including liens of judgments thereunder that are not currently dischargeable;

                  (c) pledges or deposits to secure performance in connection with bids, tenders, contracts (other than contracts for the payment of money) or leases made in the ordinary course of business to which the Issuer is a party;

                  (d) pledges or deposits to secure public or statutory obligations of the Issuer;

                  (e) inchoate materialmen's, mechanics', suppliers', vendors' or other similar liens if payment is not delinquent under the contract giving rise to such lien, or deposits to obtain the release of any such liens;

                  (f) liens resulting from any litigation, legal proceeding or judgment that is currently being contested in good faith by appropriate proceedings (provided that execution thereon is effectively superseded or stayed), and pledges or deposits to secure, or in lieu of, any surety, stay or appeal bond with respect to any such litigation, legal proceeding or judgment;

                  (g) leases made, or existing on property acquired, in the ordinary course of business;

                  (h) statutory landlord's liens and the other rights of the lessor under any lease to which the Issuer is a party as lessee;

                  (i) zoning restrictions, easements, licenses and restrictions on the use of or with respect to real property, and minor irregularities in title thereto, that do not, in the opinion of the Issuer, materially impair the use of such property in the operation of the business of the Issuer or the value of such property for the purpose of such business;

                  (j) pledges or deposits to enable the Issuer to maintain self-insurance or to participate in any self-insurance pools or trusts;

                  (k) liens on money deposited by customers or others with the Issuer as security for, or as prepayment of, the cost of services to be rendered by the Issuer;

                  (l) liens or charges on Pledged Revenues for the benefit of obligations that the Issuer is permitted, by the provisions of Indenture, to issue or incur;

                  (m) the Indenture and the Forms UCC-1 relating to the Landfill; and

                  (n) utility, access and other easements and rights-of-way, mineral rights, restrictions and exceptions that will not materially interfere with or impair the operations being conducted in or about the Landfill.

         "Person" or words importing persons mean firms, associations, partnerships (including without limitation, general and limited partnerships), joint ventures, societies, estates, trusts, corporations, public or governmental bodies, other legal entities and natural persons.




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



         "Pledged Revenues" or "Revenues" means all accounts receivable, rents, receipts, issues and profits derived by the Issuer from the operation or ownership of the Landfill to which the Issuer may be entitled, including but not limited to all commercial receipts derived from commercial operation of the Landfill, such as waste disposal fees, tipping fees and all other moneys to which the Issuer may be entitled.

         "Predecessor Bond" of any particular Senior Bond means every previous Senior Bond evidencing all or a portion of the same debt as that evidenced by the particular Bond. For the purposes of this definition, any Senior Bond authenticated and delivered under Section 2.10 of this Indenture in lieu of a lost, stolen or destroyed Senior Bond shall, except as otherwise provided in
Section 2.10, be deemed to evidence the same debt as the lost, stolen or destroyed Senior Bond.

         "Prime Rate" means the interest rate per annum established by the Trustee from time to time as such bank's prime commercial rate based on its consideration of economic, money market, business and competitive factors, and is not necessarily such bank's most favored rate. Subject to any minimum or maximum rate limitations specified by applicable law, the Prime Rate will automatically and immediately change from time to time effective as of the effective date of each such change in the prime commercial rate of such bank.

         "Record Date" means, with respect to any Senior Bond, the fifteenth day of the month immediately preceding an Interest Payment Date applicable to that Senior Bond.

         "Register" means the books kept and maintained by the Registrar for registration and transfer of Senior Bonds pursuant to Section 2.9 hereof.

         "Registrar" means, as to the Senior Bonds, Regions Bank, until a successor Registrar shall have become such pursuant to applicable provisions of this Indenture; each Registrar shall be a transfer agent registered in accordance with Section 17(A)(c) of the Securities Exchange Act of 1934.

         "S&P" means Standard & Poor's Corporation, a corporation organized under the laws of the State of Delaware, and its successors and assigns.

         "Senior Bonds" means the Senior Secured Bonds authorized to be issued hereunder.

         "State" means the State of Alabama.

         "Supplemental Indenture" means any indenture supplemental to this Indenture entered into between the Issuer and the Trustee in accordance with
Article VII hereof.

         "Trustee" means the Trustee at the time acting as such under the Indenture, originally Regions Bank, Montgomery, Alabama and any successor Trustee as determined or designated under or pursuant to the Indenture.

         SECTION 1.2. Interpretation. Any reference herein to the Issuer or to any officer thereof includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or who are lawfully performing their functions.

         Unless the context indicates otherwise, words importing the singular number include the plural number, and vice versa. The terms "hereof," "hereby," "herein," "hereto," "hereunder," "hereinafter" and similar terms refer to this Indenture; and the term "hereafter" means after, and the term "heretofore" means before, the date of this Indenture. Words of any gender include the correlative words of the other genders, unless the sense indicates otherwise.

         SECTION 1.3. Captions and Headings. The captions and headings in this Indenture are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof.

                               (End of Article I)

                                  ARTICLE II.

                    AUTHORIZATION AND TERMS OF SENIOR BONDS

         SECTION 2.1. Authorized Amount of Senior Bonds. No Senior Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total authorized principal amount of Senior Bonds which shall be issued under the provisions of this Indenture is $5,000,000.

         SECTION 2.2. Issuance of Senior Bonds. It is determined to be necessary to, and the Issuer shall, issue, sell and deliver $5,000,000 principal amount of Senior Bonds, in order, together with other funds to be provided by the Issuer, to finance the general operating expenses and working capital needs of the Landfill. The Senior Bonds shall be designated "Senior Secured Bonds"; the Senior Bonds shall be issuable, unless a supplemental indenture shall have been executed and delivered pursuant to Section 7.2(h) hereof, only in fully registered form, substantially as set forth in Exhibit A to this Indenture; shall be numbered in such manner as determined by the Trustee in order to distinguish each Senior Bond from any other Senior Bond; and shall be in the denominations of $5,000 and any integral multiple thereof. The Senior Bonds shall be initially dated as of ________________ ___, 2000. Upon any exchange or transfer and surrender of any Senior Bond in accordance with the provisions hereof, the Issuer shall execute and the Trustee shall authenticate and deliver one or more new Senior Bonds in exchange therefor as provided herein. Any such new Senior Bond shall be dated, if authenticated prior to the first Interest Payment Date, as of the date of the Senior Bonds initially delivered hereunder, and otherwise, as of the Interest Payment Date next preceding the date of its authentication, except that if authenticated on an Interest Payment Date, it shall be dated as of such date of authentication; provided that if at the time of authentication interest thereon is in default, it shall be dated as of the date to which interest has been paid.

         SECTION 2.3. Maturity and Interest. The Senior Bonds shall mature on ______________________, 2020 and shall bear interest at a rate of _______%
payable on each Interest Payment Date, commencing July 1, 2000, and continuing until the entire principal sum of $5,000,000 is paid. Interest shall be calculated on a 360-day year, 30-day month basis.

         SECTION 2.4. Delivery of the Senior Bonds. Upon the execution and delivery of this Indenture, and satisfaction of the conditions established by the Issuer and in the Purchase Contract for delivery of the Senior Bonds, the Issuer shall execute the Senior Bonds and deliver them to the Trustee. Thereupon, the Trustee shall authenticate the Senior Bonds and deliver them to, or on the order of, the Original Purchaser thereof, as directed by the Issuer in accordance with Section 2.6.

         Before the Trustee delivers any Senior Bonds, the Trustee shall have received a request and authorization to the Trustee on behalf of the Issuer, signed by an Authorized Issuer Representative, to authenticate and deliver the Senior Bonds to, or on the order of, the Original Purchaser upon payment to the Trustee of the amount specified therein, which amount shall be delivered to the Issuer.

         SECTION 2.5. Form of Senior Bonds. The Senior Bonds, the certificate of authentication and the form of assignment shall be substantially in the respective forms thereof set forth in Exhibit A to this Indenture.

         All Senior Bonds shall be in fully registered form, and, except as provided in Section 2.8 hereof, the Holder of a Bond shall be regarded as the absolute owner thereof for all purposes of this Indenture.

         The Senior Bonds shall be negotiable instruments in accordance with the laws of the State, and shall express the purpose for which they are issued and any other statements or legends which may be required by law. Each Senior Bond shall be of a single maturity, unless the Trustee shall approve the authentication and delivery of a Bond or more than one maturity.

         SECTION 2.6. Execution and Authentication of Senior Bonds. Each Senior Bond shall be signed by the Chief Financial Officer of the Issuer and attested by the Secretary of the Issuer (provided that any such signatures may be a facsimile), and the seal of the Issuer shall be impressed or printed thereon, which seal may be a facsimile. In case any officer whose signature or a facsimile of whose signature shall appear on any Senior Bond shall cease to be that officer before the issuance of the Senior Bond, his signature or the facsimile thereof nevertheless shall be valid and sufficient for all purposes, the same as if he had remained in office until that time. Any Senior Bond may be executed on behalf of the Issuer by an officer who, on the date of execution is the proper officer, although on the date of the Senior Bond that person was not the proper officer.

         No Senior Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until a certificate of authentication, substantially in the form set forth in Exhibit A to this Indenture, has been signed by the Trustee. The authentication by the Trustee upon any Senior Bond shall be conclusive evidence that the Senior Bond so authenticated has been duly authenticated and delivered hereunder and is entitled to the security and benefit of this Indenture. The certificate of the Trustee may be executed by any person authorized by the Trustee, but it shall not be necessary that the same authorized person sign the certificates of authentication on all of the Senior Bonds.

         SECTION 2.7. Source of Payment of Senior Bonds. To the extent provided in and except as otherwise permitted by this Indenture, (i) the Senior Bonds shall be senior secured obligations of the Issuer, ranking pari passu with all other indebtedness of the Issuer, and the Bond Service Charges thereon shall be payable equally and ratably from all available sources of the Issuer. The payment of Bond Service Charges on the Senior Bonds shall be additionally secured by the assignment of Pledged Revenues hereunder and by this Indenture.

         SECTION 2.8. Payment and Ownership of Senior Bonds. Bond Service Charges shall be payable in lawful money of the United States of America without deduction for the services of the Trustee or any Paying Agent. The principal of and any premium on any Senior Bond shall be payable when due to a Holder upon presentation and surrender of such Senior Bond at the principal corporate trust office of the Trustee or at the office, designated by the Trustee, of any Paying Agent. Interest on any Senior Bond shall be paid on each Interest Payment Date by check or draft which the Trustee shall cause to be mailed on that date to the person in whose name the Senior Bond (or one or more Predecessor Senior Bonds) is registered at the close of business on the Record Date applicable to that Interest Payment Date on the Register at the address appearing therein, or at the option of any registered owner of at least $500,000 in aggregate principal amount of the Senior Bonds, shall be paid by wire transfer in immediately available funds to the bank account number and address filed with the Trustee at least fifteen (15) days prior to the applicable Record Date which notice may provide that it will remain in effect with respect to subsequent Interest Payment Dates unless and until such notice or instructions are revoked by written notice filed with the Trustee; provided that such address is in the continental United States and provided, further, that final payment of principal and interest shall be made at the corporate trust office of the Trustee upon presentation and surrender of such Senior Bond.

         Except as provided in the first paragraph of Section 2.9 hereof, (i) the Holder of any Senior Bond shall be deemed and regarded as the absolute owner thereof for all purposes of this Indenture, (ii) payment of or on account of the Bond Service Charges on any Senior Bond shall be made only to or upon the order of that Holder or its duly authorized attorney in the manner permitted by this Indenture, and (iii) neither the Issuer, the Trustee, the Registrar nor any Paying Agent shall, to the extent permitted by law, be affected by notice to the contrary. All of those payments shall be valid and effective to satisfy and discharge the liability upon that Senior Bond, including without limitation, the interest thereon, to the extent of the amount or amounts so paid.

         SECTION 2.9. Transfer and Exchange of Senior Bonds. So long as any of the Senior Bonds remain outstanding, the Issuer will cause books for the registration and transfer of Senior Bonds, as provided in this Indenture, to be maintained and kept at the designated office of the Registrar.

         Senior Bonds may be exchanged, at the option of their Holder, for Senior Bonds of the same series and of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Senior Bonds being exchanged. The exchange shall be made upon presentation and surrender of the Senior Bonds being exchanged at the designated office of the Registrar, together with an assignment duly executed by the Holder or its duly authorized attorney in any form which shall be satisfactory to the Registrar.

         Any Senior Bond may be transferred upon the Register, upon presentation and surrender thereof at the designated office of the Registrar, together with an assignment duly executed by the Holder or its duly authorized attorney in any form which shall be satisfactory to the Registrar. Upon transfer of any Senior Bond and on request of the Registrar, the Issuer shall execute in the name of the transferee, and the Registrar, shall authenticate and deliver, a new Senior Bond or Senior Bonds of the same series, of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Senior Bonds presented and surrendered for transfer.

         In all cases in which Senior Bonds shall be exchanged or transferred hereunder, the Issuer shall execute, and the Registrar shall authenticate and deliver, Senior Bonds in accordance with the provisions of this Indenture. The exchange or transfer shall be made without charge; provided, that the Issuer and the Registrar, may make a charge for every exchange or transfer of

Senior Bonds sufficient to reimburse them for any tax or excise required to be paid with respect to the exchange or transfer. The charge shall be paid before a new Senior Bond is delivered.

         All Senior Bonds issued upon any transfer or exchange of Senior Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Senior Bonds surrendered upon transfer or exchange. Neither the Issuer nor the Registrar shall be required to make any exchange or transfer of a Senior Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Senior Bonds and ending at the close of business on the day of such mailing or to transfer or exchange any Senior Bonds selected for redemption, in whole or in part.

         In case any Senior Bond is redeemed in part only, on or after the redemption date and upon presentation and surrender of the Senior Bond, the Issuer shall cause execution of, and the Registrar shall authenticate and deliver, a new Senior Bond or Senior Bonds of the same series in authorized denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date or dates as, the Senior Bond redeemed in part.

         For purposes of this Section the Trustee shall establish the designated office of the Registrar.

         SECTION 2.10. Mutilated, Lost, Wrongfully Taken or Destroyed Senior Bonds. If any Senior Bond is mutilated, lost, wrongfully taken or destroyed, in the absence of written notice to the Issuer or the Registrar that a lost, wrongfully taken or destroyed Senior Bond has been acquired by a bona fide purchaser, the Issuer shall execute, and the Registrar shall authenticate and deliver, a new Senior Bond of like date, maturity and denomination and of the same series as the Senior Bond mutilated, lost, wrongfully taken or destroyed; provided, that (i) in the case of any mutilated Senior Bond, the mutilated Senior Bond first shall be surrendered to the Registrar, and (ii) in the case of any lost, wrongfully taken or destroyed Senior Bond, there first shall be furnished to the Issuer, the Trustee and the Registrar evidence of the loss, wrongful taking or destruction satisfactory to the Authorized Issuer Representative, the Trustee and the Registrar, together with indemnity satisfactory to them and to the Issuer.

         If any lost, wrongfully taken or destroyed Senior Bond shall have matured, instead of issuing a new Senior Bond, the Authorized Issuer Representative may direct the Trustee to pay that Senior Bond without surrender thereof upon the furnishing of satisfactory evidence and indemnity as in the case of issuance of a new Senior Bond. The Issuer, the Registrar and the Trustee may charge the Holder of a mutilated, lost, wrongfully taken or destroyed Senior Bond their reasonable fees and expenses in connection with their actions pursuant to this Section.

         Every new Senior Bond issued pursuant to this Section by reason of any Senior Bond being mutilated, lost, wrongfully taken or destroyed (i) shall constitute, to the extent of the outstanding principal amount of the Senior Bond lost, mutilated, wrongfully taken or destroyed, an additional contractual obligation of the Issuer, regardless of whether the mutilated, lost, wrongfully taken or destroyed Senior Bond shall be enforceable at any time by anyone and
(ii) shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Senior Bonds issued and outstanding hereunder.

         All Senior Bonds shall be held and owned on the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken or destroyed Senior Bonds and, to the extent permitted by law, shall preclude any and all other rights and remedies with respect to the replacement or payment of negotiable instruments or other investment securities without their surrender, notwithstanding any law or statute to the contrary now existing or enacted hereafter.

         SECTION 2.11. Cancellation of Senior Bonds. Except as provided in
Section 2.5 hereof, any Senior Bonds surrendered pursuant to this Article for the purpose of payment or retirement or for exchange, replacement or transfer shall be cancelled upon presentation and surrender thereof to the Registrar, the Trustee or any Paying Agent. Any Senior Bond cancelled by the Trustee or a Paying Agent shall be transmitted promptly to the Registrar by the Trustee or Paying Agent.

         The Issuer may deliver at any time to the Registrar for cancellation any Senior Bonds previously authenticated and delivered hereunder, which the Issuer may have acquired in any manner whatsoever. All Senior Bonds so delivered shall be cancelled promptly by the Registrar. Certification of the surrender and cancellation shall be made to the Issuer and the Trustee by the Registrar at least twice each calendar year. Unless otherwise directed by the Issuer, cancelled Senior Bonds shall be destroyed by the Registrar after their cancellation. The Registrar shall provide certificates describing the destruction of cancelled Senior Bonds to the Issuer and the Trustee.



                              (End of Article II)

                                  ARTICLE III.

                           REDEMPTION OF SENIOR BONDS

         SECTION 3.1. Terms of Redemption of Senior Bonds. The Senior Bonds are subject to redemption prior to stated maturity as follows:

                  (a) Mandatory Sinking Fund Redemption. The Senior Bonds are subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100 percent of the principal amount redeemed plus interest accrued to the redemption date, on _____________________, in the following principal amounts in the years specified:

                                                      Principal Amount
                          Year of                      to be Redeemed
                       Redemption on                    Senior Bonds
                       -------------                  ----------------
                           2004                       $
                           2005
                           2006
                           2007
                           2008
                           2009
                           2010
                           2011
                           2012
                           2013
                           2014
                           2015
                           2016
                           2017
                           2018
                           2019

                  If retired only by mandatory sinking fund redemption prior to their stated maturity, there would remain $__________ principal amount of the Senior Bonds due _______________, 2020, to be paid at maturity.

                  The Issuer shall have the option to deliver to the Registrar for cancellation Senior Bonds in any aggregate principal amount and to receive a credit against the then-current mandatory sinking fund requirement (and corresponding mandatory redemption obligation) of the Issuer as set forth in the table above for the Senior Bonds. That option shall be exercised by the Issuer on or before the 45th day preceding the applicable mandatory sinking fund redemption date, by furnishing the Trustee a certificate, executed by the Authorized Issuer Representative setting forth the extent of the credit to be applied with respect to the then-current mandatory sinking fund requirement. If the certificate and the Senior Bonds to be credited are not timely furnished to the Trustee, the mandatory sinking fund requirement (and corresponding mandatory redemption obligation) shall not be reduced. A credit against the then-current mandatory sinking fund requirement (and corresponding mandatory redemption obligation) also shall be received by the Issuer for any Senior Bonds which prior thereto have been redeemed (other than through the operation of the mandatory sinking fund requirements) or purchased for cancellation and cancelled by the Trustee, to the extent not applied theretofore as a credit against any redemption obligation. Senior Bonds delivered to the Registrar for cancellation pursuant to this paragraph shall be credited against the mandatory sinking fund requirement with respect to the Senior Bonds.

                  Except as otherwise provided in the preceding paragraph, each Senior Bond so delivered, or previously redeemed, or purchased and cancelled, shall be credited by the Trustee at 100 percent of the principal amount thereof against the then-current mandatory sinking fund obligation. Except as otherwise provided in the preceding paragraph any excess of that amount over the then-current mandatory sinking fund requirement shall be credited against subsequent mandatory sinking fund redemption obligations in chronological order.

                  (b) Mandatory Redemption Upon Unenforceability. The Senior Bonds are subject to mandatory redemption in whole in the event that the Indenture shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed therein by reason of any changes in the Constitution of the State or the Constitution of the United States of America, or by reason of legal or administrative action (whether state or federal) or any final decree, judgement or order of any court (whether state or federal) entered after the contest thereof with the opportunity for the contest thereof by the Issuer, the Holder or the Trustee in good faith.

                  (c) Extraordinary Optional Redemption. The Senior Bonds are also subject to redemption by the Issuer in whole, but not in part, at a redemption price of 100% of the principal amount redeemed, plus interest accrued to the redemption date if the Issuer exercises its option under this Indenture to prepay the payments due hereunder upon the occurrence of any of the following events:

                           (i) The Landfill shall have been damaged or
                  destroyed (a) to such extent that the Landfill cannot reasonably be restored within a period of six months to the condition thereof immediately preceding such damage or destruction, or (b) to such extent that the Issuer is thereby prevented from carrying on its normal operations at the Landfill for a period of six months; or

                           (ii) Title to, or the temporary use of, all or a
                  substantial portion of the Landfill shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority, (a) to such extent that the Landfill cannot reasonably be restored within a period of six months to a condition of usefulness comparable to that existing prior to such taking, or (b) if such taking results in the Issuer being thereby prevented from carrying on its normal operations at the Landfill for a period of six months.

                  (d) Optional Redemption. The Senior Bonds are callable for redemption, in whole or in part, at the option of the Issuer on any date on or after ______________, 200__ at a redemption price as set forth below (expressed as a percentage of the outstanding principal amount):

                          REDEMPTION DATES
                          (DATES INCLUSIVE)                 REDEMPTION PRICES
                  April 1, 200__ through March 31, 200__             ____%
                  April 1, 200__ through March 31, 200__             ____%
                  April 1, 200__ and thereafter                       100%

         and thereafter at a redemption price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the date of redemption.

         SECTION 3.2. Issuer's Election to Redeem. Except in the case of redemption pursuant to any mandatory redemption provisions, Senior Bonds shall be redeemed only by written notice from the Issuer to the Trustee. That notice shall specify the redemption date and the principal amount of each maturity of Senior Bonds to be redeemed, and shall be given at least 45 days prior to the redemption date or such shorter period as shall be acceptable to the Trustee.

         SECTION 3.3. Notice of Redemption. Unless waived in writing by any Holder of Senior Bonds to be redeemed and except as provided below, official notice of redemption shall be given by the Registrar on behalf of the Issuer by mailing a copy of an official redemption notice by registered or certified mail to the Holder of each Senior Bond to be redeemed, at the address of such Holder shown on the Senior Bond Register, not less than 30 days nor more than 45 days prior to the date fixed for redemption.

         All official notices of redemption shall be dated and shall state:

                  (1) the redemption date,

                  (2) the redemption price,

                  (3) if less than all outstanding Senior Bonds are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Senior Bonds to be redeemed,

                  (4) that on the redemption date the redemption price will become due and payable upon each such Senior Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date, and

                  (5) the place where such Senior Bonds are to be surrendered for payment of the redemption price, which place of payment shall be in the principal office of the Registrar.

         If at the time of mailing of notice of any optional redemption there shall not have been deposited with the Trustee moneys sufficient to redeem all the Senior Bonds called for redemption, such notice may state that it is conditional on the deposit of such moneys with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

         In addition to the foregoing official notice, further notice shall be given by the Trustee as set out below, but no defect in said further notice nor any delay in giving such notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if the official notice thereof is given as above prescribed.

                  1. Each further notice of redemption given hereunder shall contain the information required above for an official notice of redemption plus (i) the CUSIP numbers of all Senior Bonds being redeemed; (ii) the date of issue of the Senior Bonds as originally issued; (iii) the rate of interest borne by each Senior Bond being redeemed; (iv) the maturity date of each Senior Bond being redeemed; and (v) any other descriptive information needed to identify accurately the Senior Bonds being redeemed.

                  2. Each further notice of redemption shall be sent at least 30 days before the redemption date by registered or certified mail or overnight delivery service to all registered securities depositories then in the business of holding substantial amounts of obligations of types comprising the Senior Bonds (such depositories now being The Depository Trust Company of New York, New York, Midwest Securities Trust Company of Chicago, Illinois, and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania) and to one or more national information services that disseminate notices of redemption of obligations such as the Senior Bonds.

                  3. Upon the payment of the redemption price of Senior Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Senior Bonds being redeemed with the proceeds of such check or other transfer.

         Failure to duly give official notice of redemption by mail or any defect therein shall not affect the validity of the proceedings for the redemption of any Senior Bond with respect to which no such failure or defect has occurred. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the registered Holder receives notice.

         SECTION 3.4. Payment of Redeemed Senior Bonds. Notice having been mailed in the manner provided in Section 3.3 hereof, the Senior Bonds and portions thereof called for redemption shall become due and payable on the redemption date unless such notice of redemption is conditional, in which case the Senior Bonds and portions thereof called for redemption will become due and payable only if funds for the payment thereof are deposited with the Trustee, and upon presentation and surrender thereof at the place or places specified in that notice, shall be paid at the redemption price, including interest accrued to the redemption date.

         If money for the redemption of all of the Senior Bonds and portions thereof to be redeemed, together with interest accrued thereon to the redemption date, is held by the Trustee or any Paying Agent on the redemption date, so as to be available therefor on that date and if notice of redemption has been deposited in the mail as aforesaid, then from and after the redemption date those Senior Bonds and portions thereof called for redemption shall cease to bear interest and no longer shall be considered to be outstanding hereunder. If those moneys shall not be so available on the redemption date, or that notice shall not have been deposited in the mail as aforesaid, those Senior Bonds and portions thereof shall continue to bear interest, until they are paid, at the same rate as they would have borne had they not been called for redemption.

         All moneys deposited in the Senior Bond Fund and held by the Trustee or a Paying Agent for the redemption of particular Senior Bonds shall be held in trust for the account of the Holders thereof and shall be paid to them, respectively, upon presentation and surrender of those Senior Bonds.


                              (End of Article III)

                                  ARTICLE IV.

                      PROVISIONS AS TO FUNDS AND PAYMENTS

         SECTION 4.1. Senior Bond Fund. A special fund is hereby created and designated "WCA Shiloh Landfill of South Carolina, L.L.C. Senior Bond Fund" (the "Bond Fund"). There are hereby created within the Bond Fund two separate accounts designated "Interest Account" and "Principal Account," respectively.

         The moneys in said fund shall be held in trust and applied as hereinafter provided with regard to such fund and, pending such application, shall be subject to a lien and charge in favor of the Holders of the Senior Bonds issued and outstanding under this Indenture and for the further security of such Holders until paid out or transferred as herein provided.

         The Issuer covenants that so long as the Senior Bonds are Outstanding, it will pay directly to the Trustee for deposit, as herein provided, to the credit of the Senior Bond Fund, all Bond Service Charges owing by the Issuer under this Indenture in the amounts, respectively, set forth in this Indenture and in any resolution of the Issuer. The Trustee shall promptly upon the receipt of such payments deposit such money in the Senior Bond Fund and in each month in which payments are due and received shall credit such payments so received to the following funds in the following order:

                  (a) Beginning __________, 2000 and on the 1st day of each month thereafter through _______________, 2020, a payment shall be made into the Interest Account of the Bond Fund in an amount equal to one-sixth (1/6) of the interest payable on the Senior Bonds on the next succeeding Interest Payment Date;

                  (b) On or before the ____ day of each month, into the foregoing Bond Fund an amount sufficient to make up any deficiency in any prior payment required to be made into such Bond Fund and to restore any loss resulting from investment or other causes from such Bond Fund.

                  (c) On or before ______________, 2020, an amount equal to the principal due on the Senior Bonds at maturity shall be deposited into the Principal Account of the Bond Fund.

                  (d) All earnings on the Bond Fund shall be deposited to the Bond Fund to be applied to the payment of Bond Service Charges on the Senior Bonds.

         SECTION 4.2. Investment of Senior Bond Fund. Except as hereinafter provided, moneys in the Bond Fund shall be invested and reinvested by the Trustee in Eligible Investments at the written direction of the Authorized Issuer Representative. Investments of moneys in the Bond Fund shall mature or be redeemable without penalty at the option of the Trustee at the times and in the amounts necessary to provide moneys to pay Bond Service Charges as they become due at stated maturity or by redemption.

         Subject to any directions from the Authorized Issuer Representative with respect thereto, from time to time, the Trustee may sell Bond Fund investments and reinvest the proceeds therefrom in Eligible Investments maturing or redeemable as aforesaid. Any of those investments may be purchased from or sold to the Trustee, the Registrar or a Paying Agent, or any bank, trust company or savings and loan association affiliated with any of the foregoing. The Trustee shall sell or redeem investments credited to the Bond Fund to produce sufficient moneys applicable hereunder to and at the times required for the purposes of paying Bond Service Charges when due as aforesaid, and shall do so without necessity for any order on behalf of the Issuer and without restriction by reason of any order.

         SECTION 4.3. Moneys to be Held in Trust. Except where moneys have been deposited with or paid to the Trustee pursuant to an instrument restricting their application to particular Senior Bonds, all moneys required or permitted to be deposited with or paid to the Trustee or any Paying Agent under any provision of this Indenture, and any investments thereof, shall be held by the Trustee or that Paying Agent in trust. Except (i) for moneys deposited with or paid to the Trustee or any Paying Agent for the redemption of Senior Bonds, notice of the redemption of which shall have been duly given and (ii) for moneys held by the Trustee pursuant to Section 4.4 hereof, all moneys described in the preceding sentence held by the Trustee or any Paying Agent shall be subject to the lien hereof while so held.

         SECTION 4.4. Nonpresentment of Senior Bonds. In the event that any Senior Bond shall not be presented for payment when the principal thereof becomes due in whole or in part, either at stated maturity or by redemption, or a check or draft for interest is uncashed, if moneys sufficient to pay the principal then due of that Senior Bond or of such check or draft shall have been made available to the Trustee for the benefit of its Holder, all liability of the Issuer to that Holder for such payment of the principal then due of the Senior Bond or of such check or draft thereupon shall cease and be discharged completely. Thereupon, it shall be the duty of the Trustee to hold those moneys, without liability for interest thereon, in a separate account in the Bond Fund for the exclusive benefit of the Holder, who shall be restricted thereafter exclusively to those moneys for any claim of whatever nature on its part under this Indenture or on, or with respect to, the principal then due of that Senior Bond or of such check or draft.

         Any of those moneys which shall be so held by the Trustee, and which remain unclaimed by the Holder of a Senior Bond not presented for payment or check or draft not cashed for a period of four years after the due date thereof, shall be paid to the Issuer, free of any trust or lien. Thereafter, the Holder of that Senior Bond shall look only to the Issuer for payment and then only to the amounts so received by the Issuer without any interest thereon, and the Trustee shall not have any responsibility with respect to those moneys.

         SECTION 4.5. Repayment to the Issuer from the Senior Bond Fund. Except as provided in Section 4.4 hereof, any amounts remaining in the funds and accounts established under this Indenture (i) after all of the outstanding Senior Bonds shall be deemed paid and discharged under the provisions of this Indenture, and (ii) after payment of all fees, charges and expenses of the Trustee, the Registrar and any Paying Agents or Authenticating Agents and of all other amounts required to be paid under this Indenture shall be paid to the Issuer to the extent that those amounts are in excess of those necessary to effect the payment and discharge of the outstanding Senior Bonds.

                              (End of Article IV)

                                   ARTICLE V.

                                  THE TRUSTEE

         SECTION 5.1. Acceptance of Trust. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

                  (a) The Trustee, prior to the occurrence of an Event of Default and after any Event of Default has been cured, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied duties or obligations may be read into this Indenture against the Trustee. In case an Event of Default of which the Trustee has, or is deemed to have, notice has occurred, (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in exercising such rights and powers as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) The Trustee may exercise any powers hereunder and perform any of its duties by or through attorneys, accountants and other experts, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to the advice of counsel concerning its duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, accountants and other experts, agents and receivers as may reasonably be employed in connection with the trusts hereof.

                  (c) The Trustee shall not be responsible for any recital herein, or in the Senior Bonds, or for the recording or filing of any instrument required to secure the Senior Bonds, or for the validity of the execution by the Issuer of this Indenture, or of any instruments or further assurance, or for the sufficiency of the security for the Senior Bonds issued hereunder or intended to be secured hereby, but the Trustee shall be responsible for the filing of any continuation statements which may from time to time be required to be filed under the Alabama Uniform Commercial Code in order to continue the perfection of the lien of this Indenture. The Trustee shall not be responsible for insuring the Landfill or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of documents relating to the security for the Senior Bonds issued hereunder or intended to be secured hereby, and the Trustee shall not be bound to ascertain or inquire as to the observance or performance of any covenants, conditions or agreements on the part of the Issuer except as herein set forth.

                  (d) The Trustee shall not be accountable for the use of any Senior Bonds authenticated or delivered hereunder. The Trustee may become the owner of Senior Bonds secured hereby with the same rights which it would have if not the Trustee.

                  (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Senior Bond, shall be conclusive and binding upon all future owners of the same Senior Bond and upon Senior Bonds issued in exchange therefor or in place thereof.

                  (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by an Authorized Issuer Representative as sufficient evidence of the facts therein contained and after the occurrence of a default of which the Trustee is required to take notice, deemed to have notice or has been given notice as provided in Section 5.1(h) hereof, the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary of the Issuer under the seal of the Issuer to the effect that an authorization in the form therein set forth has been adopted by the Issuer as conclusive evidence that such authorization has been duly adopted and is in full force and effect.

                  (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

                  (h) The Trustee shall not be required to take notice of any default hereunder except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made in order to pay principal, interest or premium, if any, on the Senior Bonds, unless the Trustee shall be specifically notified in writing of such default by the Issuer or by an owner of the Senior Bonds, and all notices or other instruments required by this Indenture to be delivered to the Trustee, must, in order to be effective, be delivered at the principal corporate trust office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is not default except as aforesaid.

                  (i) At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right to fully inspect any and all of the Issuer's property, including all books, papers and records of the Issuer pertaining to the Landfill and the Senior Bonds, and to take such memoranda from and with regard thereto as may be desired.

                  (j) The Trustee shall not be required to give any Senior Bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

                  (k) Notwithstanding anything elsewhere in this Indenture with respect to the authentication of any Senior Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, the Trustee shall have the right, but shall not be required, to demand any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that which by the terms hereof is required as a condition of such action, the Trustee deems desirable for the purpose of establishing the right to the authentication of any Senior Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

                  (l) All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law.

                  (m) The Trustee may rely upon advice of counsel chosen by the Trustee with due care and shall not be responsible for any loss or damage resulting from any action or non-action taken or omitted to be taken by the Trustee in good faith in reliance upon advice of such counsel. The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for the exercise of any discretion or power under this Indenture or for anything whatsoever in connection with the trusts created hereby, except only for its own gross negligence or willful misconduct, including that of its directors, officers, employees or agents.

                  (n) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise to incur financial liability in the performance of any of its duties or the exercise of any of its rights or powers hereunder, except as expressly provided herein. The Trustee shall not be required to give any Senior Bond or surety in respect to the execution of its rights and obligations hereunder.

         SECTION 5.2. Fees, Charges and Expenses of Trustee, Registrar and Paying Agents. (a) The Trustee, the Registrar and any Paying Agent shall be entitled to payment or reimbursement by the Issuer for reasonable fees for its Ordinary Services rendered hereunder and for all advances, counsel fees and other Ordinary Expenses reasonably and necessarily paid or incurred by them in connection with the provision of Ordinary Services. For purposes hereof, fees for Ordinary Services provided for by their respective standard fee schedules shall be considered reasonable. In the event that it should become necessary for any of them to perform Extraordinary Services, they shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary Extraordinary Expenses incurred in connection therewith. Upon an Event of Default, but only upon an Event of Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal of, premium, if any, and interest on any Senior Bond upon the Trust Estate for the foregoing fees, charges and expenses incurred by it.

         (b) Without creating a default or an Event of Default hereunder, however, the Issuer may contest in good faith the necessity for any Extraordinary Service and Extraordinary Expense and the reasonableness of any fee, charge or expense.

         (c) The Trustee, the Registrar and any Paying Agents shall not be entitled to compensation or reimbursement for Extraordinary Services or Extraordinary Expenses occasioned by their gross negligence or willful misconduct. Any amounts payable to the Trustee, the Registrar or any Paying Agent pursuant to this Section 5.2 shall be payable upon demand and shall bear interest from the date of demand therefor at the Interest Rate for Advances.

         SECTION 5.3. Intervention by Trustee. The Trustee may intervene on behalf of the Holders, and shall intervene if requested to do so in writing by the Holders of at least a majority of the aggregate principal amount of Senior Bonds then outstanding, in any judicial proceeding to which the Issuer or Waste Corporation of America, Inc. (the "Company") is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interest of Holders of the Senior Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of that intervention by a court of competent jurisdiction. The Trustee may require that a satisfactory indemnity Senior Bond be provided to it in accordance with Sections 5.1 and 5.2 hereof before it takes action under this Section.

         SECTION 5.4. Successor Trustee. Anything herein to the contrary notwithstanding,

         (a) any corporation or association (i) into which the Trustee may be converted or merged, (ii) with which the Trustee or any successor to it may be consolidated, or (iii) to which it may sell or transfer it assets and corporate trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, ipso facto, shall be and become successor Trustee hereunder and shall be vested with all of the title to the whole property or trust estate hereunder; and

         (b) that corporation or association shall be vested further, as was its predecessor, with each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee, without the execution or filing of any instrument or document or any further act on the part of any of the parties hereto.

Any successor Trustee, however, (i) shall be a trust company or a bank having the powers of a trust company, (ii) shall be duly authorized to exercise trust powers within the State, and (iii) shall have a reported capital and surplus of not less than $15,000,000.

         SECTION 5.5. Appointment of Co-Trustee. (a) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including without limitation, the laws of the State) denying or restricting the right of banks or trust companies to transact business as trustees in that jurisdiction. It is recognized that, (a) if there is litigation under the Indenture or other instruments or documents relating to the Senior Bonds and the Landfill, and in particular, in case of the enforcement hereof upon a default or an Event of Default, or (b) if the Trustee should deem that, by reason of any present or future law of any jurisdiction, it may not (i) exercise any of the powers, rights or remedies granted herein to the Trustee,
(ii) hold title to the properties, in trust, as granted herein, or (iii) take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an individual or additional institution as a co-trustee. The following provisions of this Section are adapted to these ends.

         (b) In the event that the Trustee appoints an individual or additional institution as a co-trustee, each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee shall be exercisable by, vest in and be conveyed to that co-trustee, but only to the extent necessary for it to be so vested and conveyed and to enable that co-trustee to exercise it. Every covenant, agreement and obligation necessary to the exercise thereof by that co-trustee shall run to and be enforceable by it.

         (c) Should any instrument or document in writing from the Issuer reasonably be required by the co-trustee so appointed by the Trustee for vesting and conveying more fully and certainly in and to that co-trustee those trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens, that instrument or document shall be executed, acknowledged and delivered, but not prepared, by the Issuer. In case any co-trustee or a successor to it shall die, become incapable of acting, resign or be removed, all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the co-trustee shall be exercised by, vest in and be conveyed to the Trustee, to the extent permitted by law, until the appointment of a successor to the co-trustee.

         SECTION 5.6. Resignation by the Trustee. The Trustee may resign at any time from the trusts created hereby by giving written notice of the resignation to the Issuer, the Company, the Registrar and any Paying Agents of Senior Bonds then outstanding and by mailing written notice of the resignation to the Holders as their names and addresses appear on the Register at the close of business fifteen days prior to the mailing. The resignation shall take effect upon the appointment of a successor Trustee.

         SECTION 5.7. Removal of the Trustee. (a) The Trustee may be removed at any time by an instrument or document or concurrent instruments or documents in writing delivered to the Trustee, with copies thereof mailed to the Issuer, the Registrar and any Paying Agents, and signed (i) by or on behalf of the Holders of not less than a majority in aggregate principal amount of the Senior Bonds then outstanding, or (ii) as long as no Event of Default has occurred under the Indenture, by the Issuer.

         (b) The Trustee also may be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Issuer or the Holders of not less than twenty percent (20%) of the aggregate principal amount of the Senior Bonds then outstanding under this Indenture.

         (c) Any removal of the Trustee shall take effect upon the appointment of a successor Trustee by the Issuer, the Holders or the court, respectively.

         SECTION 5.8. Appointment of Successor Trustee. (a) If (i) the Trustee shall resign, shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (ii) the Trustee shall be taken under the control of any public officer or officers, or (iii) a receiver shall be appointed for the Trustee by a court, then a successor Trustee shall be appointed by the Issuer, with the written consent of the Company; provided, that if a successor Trustee is not so appointed within ten days after (a) a notice of resignation or an instrument or document of removal is received by the Issuer, as provided in Sections 5.6 and
5.7 hereof, respectively, or (b) the Trustee is dissolved, taken under control, becomes otherwise incapable of acting or a receiver is appointed, in each case, as provided above, then, so long as the Issuer shall not have appointed a successor Trustee, the Holders of a majority in aggregate principal amount of Senior Bonds then outstanding may designate a successor Trustee by an instrument or document or concurrent instruments or documents in writing signed by or on behalf of those Holders. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section, the Holder of any Senior Bond outstanding hereunder or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper, appoint a successor Trustee.

         (b) Every successor Trustee appointed pursuant to this Section (i) shall be a trust company or a bank having the powers of a trust company (ii) shall be in good standing within the State, (iii) shall be duly authorized to exercise trust powers within the State, (iv) shall have a reported capital and surplus of not less than $15,000,000 and (v) shall be willing to accept the trusteeship under the terms and conditions of this Indenture.

         (c) Every successor Trustee appointed hereunder shall execute and acknowledge, and shall deliver to its predecessor, the Issuer, the Registrar, any Paying Agent and the Company, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of its predecessor. Upon the written request of its successor, the Issuer or the Company, the predecessor Trustee (i) shall execute and deliver an instrument or document transferring to its successor all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the predecessor Trustee hereunder, and (ii) shall take any other action necessary to duly assign, transfer and deliver to its successor all property (including without limitation, all securities and moneys) held by it as Trustee. Should any instrument or document in writing from the Issuer be requested by any successor Trustee for vesting and conveying more fully and certainly in and to that successor the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interest and liens vested or conveyed or intended to be vested or conveyed hereby in or to the predecessor Trustee, the Issuer shall execute, acknowledge and deliver that instrument or document.

         (d) In the event of a change in the Trustee, the predecessor Trustee shall cease to be custodian of any moneys which it may hold pursuant to this Indenture and shall cease to be Registrar and a Paying Agent for any of the Senior Bonds, to the extent it served in any of those capacities. The successor Trustee shall become custodian and, if applicable, Registrar and a Paying Agent.

         SECTION 5.9. Adoption of Authentication. In case any of the Senior Bonds shall have been authenticated, but shall not have been delivered, any successor Trustee or Registrar may adopt the certificate of authentication of any predecessor Trustee or Registrar and may deliver those Senior Bonds so authenticated as provided herein. In case any Senior Bonds shall not have been authenticated, any successor Trustee or Registrar may authenticate those Senior Bonds either in the name of any predecessor or in its own name. In all cases, the certificate of authentication shall have the same force and effect as provided in the Senior Bonds or in this Indenture with respect to the certificate of authentication of the predecessor Trustee or Registrar.

         SECTION 5.10. Registrars.

         (a) Succession. Anything herein to the contrary notwithstanding, any corporation or association (i) into which a Registrar may be converted or merged, (ii) with which a Registrar or any successor to it may be consolidated, or (iii) to which it may sell or transfer its corporate trust assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, ipso facto, shall be and become successor Registrar to that Registrar hereunder and shall be vested with each and every power, right, duty, obligation, discretion and privilege expressed or intended by this Indenture to be exercised by or vested in the predecessor Registrar, without the execution or filing of any instrument or document or any further act on the part of any of the parties hereto.

         (b) Resignation. A Registrar may resign at any time by giving written notice of its resignation to the Issuer, the Company, the Trustee, the Original Purchaser and to each Paying Agent for the Senior Bonds, at least 60 days before the resignation is to take effect. The resignation shall take effect immediately, however, upon the appointment of a successor Registrar, if the successor Registrar is appointed and accepts that appointment before the time stated in the notice.

         (c) Removal. The Registrar may be removed at any time by an instrument or document or concurrent instruments or documents in writing delivered to the Registrar, with copies thereof mailed to the Issuer, the Trustee and the Company, and signed (i) by or on behalf of the Holders of not less than a majority in aggregate principal amount of the Senior Bonds then outstanding, or
(ii) as long as no Event of Default has occurred under the Indenture, by the Issuer.

         (d) Appointment of Successors. (i) If (A) a Registrar shall resign, shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (B) a Registrar shall be taken under the control of any public officer or officers, (C) a receiver shall be appointed for a Registrar by a court, or (D) a Registrar shall have an order for relief entered in any case commenced by or against it under the federal bankruptcy laws or commence a proceeding under any federal or state bankruptcy, insolvency, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for ninety days, then a successor Registrar shall be appointed by the Issuer and the Trustee; provided, that if a successor Registrar is not so appointed within ten days after (a) a notice of resignation or an instrument or document of removal is received by the Issuer, as provided above, or (b) the

Registrar is dissolved, taken under control, becomes incapable of acting or a receiver is appointed, in each case, as provided above, then, if the Issuer shall not have appointed a successor Registrar, the Trustee or the Holders of a majority in aggregate principal amount of Senior Bonds then outstanding may designate a successor Registrar by an instrument or document or concurrent instruments or documents in writing signed by the Trustee, or in the case of the Holders, by or on behalf of those Holders.

                  (ii) Every successor Registrar appointed hereunder shall execute and acknowledge, and shall deliver to its predecessor, the Issuer and the Trustee, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, titles and interest of its predecessor. Upon the written request of its successor, the Issuer, a predecessor Registrar (i) shall execute and deliver an instrument or document transferring to its successor all of the properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, titles and interests of it as predecessor Registrar hereunder, and (ii) shall take any other action necessary to duly assign, transfer and deliver to its successor all property and records (including without limitation, the Register and any cancelled Senior Bonds) held by it as Registrar. Should any instrument or document in writing from the Issuer be requested by any successor Registrar for vesting and conveying more fully and certainly in and to that successor the properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, titles and interests vested or conveyed or intended to be vested or conveyed hereby in or to a predecessor Registrar, the Issuer shall execute, acknowledge and deliver that instrument or document.

         (e) Compensation and Other Applicable Provisions. The Trustee shall pay to the Registrar from time to time reasonable compensation as authorized in
Section 5.2 hereof for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 5.2 hereof. The provisions of
Section 2.8 shall be applicable to the Registrar.

         SECTION 5.11. Designation and Succession of Paying Agents. (a) The Trustee shall be a Paying Agent for the Senior Bonds, and, with the consent of the Issuer, the Trustee may appoint a Paying Agent or Agents with power to act on its behalf and subject to its direction in the payment of Bond Service Charges on the Senior Bonds. It is the responsibility of the Trustee to establish the duties and responsibilities of any Paying Agent for the purposes of this Indenture, to the extent not specified herein.

         (b) Any corporation or association with or into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any Paying Agent shall be a party, or any corporation or association succeeding to the corporate trust business of any Paying Agent, shall be the successor of that Paying Agent hereunder, if that successor corporation or association is otherwise eligible hereunder, without the execution or filing of any paper or any further act on the part of the parties hereto or the Paying Agent or that successor corporation or association.

         (c) Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, to the Registrar and to the Issuer. The Trustee may at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent, to the Registrar and to the Issuer. Upon receiving such a notice of resignation or upon such termination, or in case at any time any Paying Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Paying Agent. The Trustee shall give written notice of appointment of a successor Paying Agent to the Issuer and the Registrar and shall mail, within ten days after that appointment, notice thereof to all Holders as their names and addresses appear on the Register on the date of that appointment.

         (d) The Trustee shall pay to any Paying Agent from time to time reasonable compensation as authorized in Section 5.2 hereof for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 5.2 hereof.

         (e) The provisions of Section 2.8 shall be applicable to any Paying Agent.

         SECTION 5.12. Dealing in Senior Bonds. The Trustee, a Registrar and a Paying Agent, their affiliates, and any directors, officers, partners, employees or agents thereof, in good faith, may become the owners of Senior Bonds secured hereby with the same rights which it or they would have hereunder if the Trustee, the Registrar or Paying Agents did not serve in those capacities.

         SECTION 5.13. Representations and Covenants of Trustee. The Trustee hereby represents that it is an [ALABAMA STATE BANKING CORPORATION] duly organized and validly existing under the laws of the State of Alabama, in good standing and duly authorized to exercise corporate trust powers in the State, and that it has an unimpaired reported capital and surplus of not less than $15,000,000. The Trustee covenants that it will take such action, if any, as is necessary to remain in good standing and duly authorized to exercise corporate trust powers in the State, and that it will maintain an unimpaired reported capital and surplus of not less than $15,000,000.


                               [End of Article V]

                                  ARTICLE VI.

                        DEFAULT PROVISIONS AND REMEDIES
                             OF TRUSTEE AND HOLDERS

         SECTION 6.1. Defaults; Events of Default. The occurrence of any of the following events is defined as and declared to be and to constitute an Event of Default hereunder:

                  (a) Payment of any interest on any Senior Bond shall not be made when and as that interest shall become due and payable, and the failure to make such payment is not cured within two (2) Business Days after written notice of such failure is received by the Issuer;

                  (b) Payment of the principal of or any premium on any Senior Bond shall not be made when and as that principal or premium shall become due and payable, whether at stated maturity, by redemption (unless the notice of such redemption shall state that such redemption is conditional upon the deposit of sufficient funds with the Trustee), by acceleration or otherwise, and the failure to make such payment is not cured within two (2) Business Days after written notice of such failure is received by the Issuer;

                  (c) Failure by the Issuer to observe or perform any other covenant, agreement or obligation on its part to be observed or performed contained in this Indenture or in the Senior Bonds, which failure shall have continued for a period of 60 days after written notice, by registered or certified mail, to the Issuer specifying the failure and requiring that it be remedied, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Holders of not less than a majority in aggregate principal amount of Senior Bonds then outstanding;

                  (d) The Issuer shall: (i) commence a proceeding under any federal or state insolvency, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for 90 days; or (ii) have a receiver, conservator, liquidator or trustee appointed for it or for the whole or any substantial part of its property.

         The term "default" or "failure" as used in this Article means a default or failure by the Issuer in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed contained in this Indenture or in the Senior Bonds.

         SECTION 6.2. Notice of Default. If an Event of Default shall occur, the Trustee shall give written notice of the Event of Default, by registered or certified mail, to the Issuer, the Registrar, any Paying Agent and the Holders of the Senior Bonds, within ten days after the Trustee has knowledge of the Event of Default, provided that such Event of Default shall not have been cured to the knowledge of the Trustee.

         SECTION 6.3. Acceleration.

                  (i) Upon the occurrence of an Event of Default as specified in paragraphs (a) and (b) of Section 6.1 hereof, the Trustee shall, and upon the occurrence of any other Event of Default defined in said
         Section 6.1, the Trustee may and upon the written request of the Majority Holders shall declare, by a notice in writing delivered to the Issuer, the principal of all Senior Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately.

                  (ii) Any such declaration shall be by notice in writing to the Issuer and, upon said declaration, principal and interest on all Senior Bonds shall become and be immediately due and payable. The Trustee immediately upon such declaration shall give notice thereof in the same manner as provided in Section 3.3 hereof with respect to the redemption of the Senior Bonds. Such notice shall specify, if known, the date on which payment of principal and interest shall be tendered to the Holders of the Senior Bonds. Interest shall accrue to the payment date determined by the Trustee pursuant to such declaration or the actual payment date, if later. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have to declare all payments hereunder to be immediately due and payable.

         SECTION 6.4. Other Remedies; Rights of Holders. (a) With or without taking action under Section 6.3 hereof, upon the occurrence and continuance of an Event of Default, the Trustee may pursue any other available remedy to enforce the payment of Bond Service Charges or the observance and performance of any other covenant, agreement or obligation under this Indenture, or any other instrument providing security, directly or indirectly, for the Senior Bonds.

         (b) If, upon the occurrence and continuance of an Event of Default under Section 6.1 hereof, the Trustee is requested so to do by the Holders of at least a majority in aggregate principal amount of Senior Bonds outstanding, the Trustee (subject to the provisions of Sections 5.1 and 5.2) shall exercise any rights and powers conferred by this Section and by Section 6.3 hereof.

         (c) No remedy conferred upon or reserved to the Trustee (or to the Holders) by this Indenture is intended to be exclusive of any other remedy. Each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or otherwise to the Trustee or to the Holders now or hereafter existing.

         (d) No delay in exercising or omission to exercise any remedy, right or power accruing upon any default or Event of Default shall impair that remedy, right or power or shall be construed to be a waiver of any default or Event of Default or acquiescence therein. Every remedy, right and power may be exercised from time to time and as often as may be deemed to be expedient.

         (e) No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any remedy, right or power consequent thereon.

         (f) In exercising any remedy, right or power hereunder, the Trustee shall take any action which would best serve the interests of the Holders in the judgment of the Trustee, applying the standards described in Sections 5.1 and 5.2 hereof.

         SECTION 6.5. Appointment of Receivers. Upon the occurrence of an Event of Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and the Senior Bondholders under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the revenues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

         SECTION 6.6. Right of Holders to Direct Proceedings. Anything to the contrary in this Indenture notwithstanding, the Holders of a majority in aggregate principal amount of Senior Bonds then outstanding shall have the right at any time to direct, by an instrument or document or instruments or documents in writing executed and delivered to the Trustee, the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture or any other proceedings hereunder and any settlement thereof; provided, that (i) any direction shall not be other than in accordance with the provisions of law and of this Indenture, (ii) the Trustee shall be indemnified as provided in Sections 5.1 and 5.2 and, (iii) the Trustee may take any other action which it deems to be proper and which is not inconsistent with the direction.

         SECTION 6.7. Application of Moneys. After payment of any costs, expenses, liabilities and advances paid, incurred or made by the Trustee in the collection of moneys pursuant to any right given or action taken under the provisions of this Article (including without limitation, reasonable attorneys' fees and expenses, except as limited by law or judicial order or decision entered in any action taken under this Article VI), all moneys received by the Trustee, shall be applied as follows, subject to any provision made pursuant to Sections 3.4 or 4.5 hereof:

                  (a) unless the principal of all of the Senior Bonds shall have become, or shall have been declared to be, due and payable, all of those moneys shall be deposited in the Bond Fund and shall be applied;

                  First-To the payment to the Holders entitled thereto of all installments of interest then due on the Senior Bonds, in the order of the dates of maturity of the installments of that interest, beginning with the earliest date of maturity and if the amount available is not sufficient to pay in full any particular installment, then to the payment thereof ratably, according to the amounts due on that installment, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Senior Bonds; and

                  Second-To the payment to the Holders entitled thereto of the unpaid principal of any of the Senior Bonds which shall have become due (other than Senior Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity, by redemption or otherwise, in the order of their due dates, beginning with the earliest due date, with interest on those

         Senior Bonds from the respective dates upon which they become due at the rates specified in those Senior Bonds, and if the amount available is not sufficient to pay in full all Senior Bonds due on any particular date, together with that interest, then to the payment thereof ratably, according to the amounts of principal due on that date, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Senior Bonds.

         (b) If the principal of all of the Senior Bonds shall have become due or shall have been declared to be due and payable pursuant to this Article, all of those moneys shall be deposited into the Senior Bond Fund and shall be applied to the payment of the principal and interest then due and unpaid upon the Senior Bonds, without preference or priority of principal over interest, of interest over principal, of any installment of interest over any other installment of interest, or of any Senior Bond over any other Senior Bond, ratably, according to the amounts due respectively for principal and interest, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Senior Bonds.

         (c) Whenever moneys are to be applied pursuant to the provisions of this Section, those moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of moneys available for application and the likelihood of additional moneys becoming available for application in the future. Whenever the Trustee shall direct the application of those moneys, it shall fix the date upon which the application is to be made, and upon that date, interest shall cease to accrue on the amounts of principal, if any, to be paid on that date, provided the moneys are available therefor. The Trustee shall give notice of the deposit with it of any moneys and of the fixing of that date, and shall not be required to make payment of principal of and any premium on a Senior Bond to the Holder thereof, until the Senior Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if it is paid fully.

         SECTION 6.8. Remedies Vested in Trustee. All rights of action (including without limitation, the right to file proof of claims) under this Indenture or under any of the Senior Bonds may be enforced by the Trustee without the possession of any of the Senior Bonds or the production thereof in any trial or other proceeding relating thereto. Any suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining any Holders as plaintiffs or defendants. Any recovery of judgment shall be for the benefit of the Holders of the outstanding Senior Bonds, subject to the provisions of this Indenture.

         SECTION 6.9. Rights and Remedies of Holders. A Holder shall not have any right to institute any suit, action or proceeding for the enforcement of this Indenture, for the execution of any trust hereof, or for the exercise of any other remedy hereunder, unless:

                  (a) there has occurred and is continuing an Event of Default of which the Trustee has been properly notified or of which it is deemed to have notice under Section 5.1 hereof,

                  (b) the Holders of at least a majority in aggregate principal amount of Senior Bonds then outstanding shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to proceed to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name, and shall have offered indemnity to the Trustee as provided in Sections 5.1 and 5.2 hereof, and

                  (c) the Trustee thereafter shall have failed or refused to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name.

At the option of the Trustee, that notification (or notice), request, opportunity and offer of indemnity are conditions precedent in every case to the institution of any suit, action or proceeding described above. Anything in the foregoing to the contrary notwithstanding, no Holder of any Senior Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder.

         No one or more Holders of the Senior Bonds shall have any right to affect, disturb or prejudice in any manner whatsoever the security or benefit of this Indenture by its or their action, or to enforce, except in the manner provided herein, any remedy, right or power hereunder. Any suit, action or proceedings shall be instituted, had and maintained in the manner provided herein for the benefit of the Holders of all Senior Bonds then outstanding. Nothing in this Indenture shall affect or impair, however, the right of any Holder to enforce the payment of the Bond Service Charges on any Senior Bond owned by that Holder at and after the maturity thereof, at the place, from the sources and in the manner expressed in that Senior Bond.

         SECTION 6.10. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any remedy, right or power under this Indenture in any suit, action or proceedings, and the suit, action or proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, the Issuer, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as if no suit, action or proceedings had been taken.

         SECTION 6.11. Waivers of Events of Default. Except as hereinafter provided, the Trustee, by notice to the Company and the Issuer, may waive any Event of Default hereunder and its consequences and may rescind and annul any declaration of maturity of principal of the Senior Bonds.

         There shall not be so waived, however, any Event of Default described in paragraph (a) or (b) of Section 6.1 hereof except with the written consent of the Holders of all Senior Bonds then outstanding nor shall any declaration of acceleration in connection therewith be rescinded or annulled except with the written consent of the Holders of at least 66 2/3% of the principal amount of Senior Bonds outstanding. In the case of the waiver or rescission and annulment, or in case any suit, action or proceedings taken by the Trustee on account of any Event of Default shall have been discontinued, abandoned or determined adversely to it, the Issuer, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively. No waiver or rescission shall extend to any subsequent or other Event of Default or impair any right consequent thereon.


                              (End of Article VI)

                                  ARTICLE VII.

                            SUPPLEMENTAL INDENTURES

         SECTION 7.1. Supplemental Indentures Generally. The Issuer and the Trustee may enter into indentures supplemental to this Indenture, as provided in this Article and pursuant to the other provisions therefor in this Indenture, including particularly, Section 2.1 hereof.

         SECTION 7.2. Supplemental Indentures Not Requiring Consent of Holders. Without the consent of, or notice to, any of the Holders, the Issuer and the Trustee may enter into indentures supplemental to this Indenture which shall not, in the opinion of the Issuer and the Trustee, be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

                  (a) To cure any ambiguity, inconsistency or formal defect or omission in this Indenture;

                  (b) To grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority that lawfully may be granted to or conferred upon the Holders or the Trustee;

                  (c) To assign additional revenues under this Indenture;

                  (d) To accept additional security and instruments and documents of further assurance;

                  (e) To add to the covenants, agreements and obligations of the Issuer under this Indenture, other covenants, agreements and obligations to be observed for the protection of the Holders, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in this Indenture;

                  (f) To evidence any succession to the Issuer and the assumption by its successor of the covenants, agreements and obligations of the Issuer under this Indenture and the Senior Bonds;

                  (g) To permit the use of a book entry system to identify the owner of an interest in an obligation issued by the Issuer under this Indenture, whether that obligation was formerly, or could be, evidenced by a tangible security;

                  (h) To permit the Trustee to comply with any obligations imposed upon it by law;

                  (i) To specify further the duties and responsibilities of, and to define further the relationship among, the Trustee, the Registrar and any Paying Agents;

                  (j) To achieve compliance of this Indenture with any applicable federal securities or tax law; and

                  (k) To permit any other amendment which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Holders.

         The provisions of Subsections 7.2(h) and (j) shall not be deemed to constitute a waiver by the Trustee, the Registrar, the Issuer or any Holder of any right which it may have in the absence of those provisions to contest the application of any change in law to this Indenture or the Senior Bonds.

         SECTION 7.3. Indentures Requiring Consent of Holders. (a) Exclusive of Supplemental Indentures to which reference is made in Section 7.2 hereof and subject to the terms, provisions and limitations contained in this Section, and not otherwise, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Bonds at the time outstanding, evidenced as provided in this Indenture, the Issuer and the Trustee may execute and deliver Supplemental Indentures adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or any Supplemental Indenture or restricting in any manner the rights of the Holders. Nothing in this Section 7.3 or Section 7.2 hereof shall permit, however, or be construed as permitting:

                  (i) without the consent of the Holder of each Senior Bond so affected, (i) an extension of the maturity of the principal of or the interest on any Senior Bond, or (ii) a reduction in the principal amount of any Senior Bond or the rate of interest or premium thereon; or

                  (ii) without the consent of the Holders of all Senior Bonds so affected, (i) the creation of a privilege or priority of any Senior Bond or Senior Bonds over any other Senior Bond or Senior Bonds, or
         (ii) a reduction in the aggregate principal amount of the Senior Bonds required for consent to a Supplemental Indenture.

         (b) If the Issuer shall request that the Trustee execute and deliver any Supplemental Indenture for any of the purposes of this Section, upon being satisfactorily indemnified with respect to its expenses in connection therewith, the Trustee shall cause notice of the proposed execution and delivery of the Supplemental Indenture to be mailed by first class mail, postage prepaid, to all Holders of Senior Bonds then outstanding at their addresses as they appear on the Register at the close of business on the fifteenth day preceding that mailing.

         (c) The Trustee shall not be subject to any liability to any Holder by reason of the Trustee's failure to mail, or the failure of any Holder to receive, the notice required by this Section. Any failure of that nature shall not affect the validity of the Supplemental Indenture when there has been consent thereto as provided in this Section. The notice shall set forth briefly the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Holders.

         (d) If the Trustee shall receive, within a period prescribed by the Issuer, of not less than 60 days, but not exceeding one year, following the mailing of the notice, an instrument or document or instruments or documents, in form to which the Trustee does not reasonably object, purporting to be executed by the Holders of not less than a majority in aggregate principal amount of the Senior Bonds then outstanding (which instrument or document or instruments or documents shall refer to the proposed Supplemental Indenture in the form described in the notice and specifically shall consent to the Supplemental Indenture in substantially that form), the Trustee shall, but shall not otherwise, execute and deliver the Supplemental Indenture in substantially the form to which reference is made in the notice as being on file with the Trustee, without liability or responsibility to any Holder, regardless of whether that Holder shall have consented thereto.

         (e) Any consent shall be binding upon the Holder of the Senior Bond giving the consent and, anything herein to the contrary notwithstanding, upon any subsequent Holder of that Senior Bond and of any Senior Bond issued in exchange therefor (regardless of whether the subsequent Holder has notice of the consent to the Supplemental Indenture). A consent may be revoked in writing, however, by the Holder who gave the consent or by a subsequent Holder of the Senior Bond by a revocation of such consent received by the Trustee prior to the execution and delivery by the Trustee of the Supplemental Indenture. At any time after the Holders of the required percentage of Senior Bonds shall have filed their consents to the Supplemental Indenture, the Trustee shall make and file with the Issuer a written statement that the Holders of the required percentage of Senior Bonds have filed those consents. That written statement shall be conclusive evidence that the consents have been so filed.

         (f) If the Holders of the required percentage in aggregate principal amount of Senior Bonds outstanding shall have consented to the Supplemental Indenture, as provided in this Section, no Holder shall have any right (a) to object to (i) the execution or delivery of the Supplemental Indenture, (ii) any of the terms and provisions contained therein, or (iii) the operation thereof,
(b) to question the propriety of the execution and delivery thereof, or (c) to enjoin or restrain the Trustee or the Issuer from that execution or delivery or from taking any action pursuant to the provisions thereof.

         SECTION 7.4. Authorization to Trustee; Effect of Supplement. The Trustee is authorized to join with the Issuer in the execution and delivery of any Supplemental Indenture in accordance with this Article and to make the further agreements and stipulations which may be contained therein. Thereafter,

         (a) that Supplemental Indenture shall form a part of this Indenture;

         (b) all terms and conditions contained in that Supplemental Indenture as to any provision authorized to be contained therein shall be deemed to be a part of the terms and conditions of this Indenture for any and all purposes;

         (c) this Indenture shall be deemed to be modified and amended in accordance with the Supplemental Indenture; and

         (d) the respective rights, duties and obligations under this Indenture of the Issuer, the Trustee, the Registrar, the Paying Agents, and all Holders of Senior Bonds then outstanding shall be determined, exercised and enforced hereunder in a manner which is subject in all respects to those modifications and amendments made by the Supplemental Indenture.

Express reference to any executed and delivered Supplemental Indenture may be made in the text of any Senior Bonds issued thereafter, if that reference is deemed necessary or desirable by the

Trustee or the Issuer. A copy of any Supplemental Indenture for which provision is made in this Article, except a Supplemental Indenture described in clause
(g) of Section 7.2 hereof, shall be mailed by the Trustee to the Registrar and each Paying Agent. The Trustee shall not be required to execute any Supplemental Indenture containing provisions adverse to the Trustee.

         SECTION 7.5. Opinion of Counsel. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, the opinion of any counsel approved by it as conclusive evidence that (i) any proposed Supplemental Indenture complies with the provisions of this Indenture, and (ii) it is proper for the Trustee to join in the execution of that Supplemental Indenture under the provisions of this Article. That counsel may be counsel for the Issuer.

         SECTION 7.6. Modification by Unanimous Consent. Notwithstanding anything contained elsewhere in this Indenture, the rights and obligations of the Issuer and of the Holders, and the terms and provisions of the Senior Bonds and this Indenture or any Supplemental Indenture, may be modified or altered in any respect with the consent of (i) the Issuer, (ii) the Holders of all of the Senior Bonds then outstanding.


                              (End of Article VII)

                                 ARTICLE VIII.

                                   DEFEASANCE

         SECTION 8.1. Release of Indenture. If (i) the Issuer shall pay all of the outstanding Senior Bonds, or shall cause them to be paid and discharged, or if there otherwise shall be paid to the Holders of the outstanding Senior Bonds, all Bond Service Charges due or to become due thereon, and (ii) provision also shall be made for the payment of all other sums payable hereunder, then this Indenture shall cease, determine and become null and void (except for those provisions surviving by reason of Section 8.3 hereof in the event the Senior Bonds are deemed paid and discharged pursuant to Section 8.2 hereof), and the covenants, agreements and obligations of the Issuer hereunder shall be released, discharged and satisfied.

                  Thereupon, and subject to the provisions of Section 8.3 hereof if applicable,

                  (i) the Trustee shall release this Indenture (except for those provisions surviving by reason of Section 8.3 hereof in the event the Senior Bonds are deemed paid and discharged pursuant to
         Section 8.2 hereof), and shall execute and deliver to the Issuer any instruments or documents in writing as shall be requisite to evidence that release and discharge or as reasonably may be requested by the Issuer, and

                  (ii) the Trustee and any other Paying Agents shall assign and deliver to the Issuer any property subject at the time to the lien of this Indenture which then may be in their possession, except amounts in the Senior Bond Fund required (a) to be paid to the Issuer under
         Section 4.5 hereof, or (b) to be held by the Trustee and the Paying Agents under Section 8.2 hereof or otherwise for the payment of Bond Service Charges.

         SECTION 8.2. Payment and Discharge of Senior Bonds. (a) All or any part of the Senior Bonds shall be deemed to have been paid and discharged within the meaning of this Indenture, including without limitation, Section 8.1 hereof, if:

                  (i) the Trustee as paying agent and any Paying Agents shall have received, in trust for and irrevocably committed thereto, sufficient moneys, or

                  (ii) the Trustee shall have received, in trust for and irrevocably committed thereto, noncallable Government Obligations which are certified by an independent public accounting firm of national reputation to be of such maturities or redemption dates and interest payment dates, and to bear such interest, as will be sufficient together with any moneys to which reference is made in subparagraph (a) above, without further investment or reinvestment of either the principal amount thereof or the interest earnings therefrom (which earnings are to be held likewise in trust and so committed, except as provided herein), for the payment of all Bond Service Charges on those Senior Bonds, at their maturity or redemption date, as the case may be, or if a default in payment shall have occurred on any maturity or redemption date, then for the payment of all Bond Service Charges thereon to the date of the tender of payment; provided, if any of those Senior Bonds are to be redeemed prior to the maturity thereof, notice of that redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of that notice.

         (b) Any moneys held by the Trustee in accordance with the provisions of this Section may be invested by the Trustee only in noncallable Government Obligations having maturity dates, or having redemption dates which, at the option of the holder of those obligations, shall be not later than the date or dates at which moneys will be required for the purposes described above. To the extent that any income or interest earned by, or increment to, the investments held under this Section is determined from time to time by the Trustee to be in excess of the amount required to be held by the Trustee for the purposes of this Section, that income, interest or increment shall be transferred at the time of that determination in the manner provided in Section 4.5 hereof for transfers of amounts remaining in the Bond Fund.

         (c) If any Senior Bonds shall be deemed paid and discharged pursuant to this Section 8.2, then within 15 days after such Senior Bonds are so deemed paid and discharged the Trustee shall cause a written notice by first class mail, postage prepaid, to be given to each Holder thereof as shown on the Register on the date on which such Senior Bonds are deemed paid and discharged. Such notice shall state the numbers of the Senior Bonds deemed paid and discharged or state that all Senior Bonds of a particular series are deemed paid and discharged, set forth a description of the obligations held pursuant to subparagraph (b) of the first paragraph of this Section 8.2 and specify any date or dates on which any of the Senior Bonds are to be called for redemption pursuant to notice of redemption given or irrevocable provisions made for such notice pursuant to the first paragraph of this Section 8.2.

         SECTION 8.3. Survival of Certain Provisions. Notwithstanding the foregoing, any provisions of this Indenture which relate to the maturity of Senior Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, exchange, transfer and registration of Senior Bonds, replacement of mutilated, destroyed, lost or stolen Senior Bonds, the safekeeping and cancellation of Senior Bonds, non-presentment of Senior Bonds, the holding of moneys in trust, and repayments to the Issuer from the Senior Bond Fund and the duties of the Trustee and the Registrar in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee, the Registrar, Paying Agents and the Holders notwithstanding the release and discharge of this Indenture. The provisions of this Article shall survive the release, discharge and satisfaction of this Indenture.


                             (End of Article VIII)

                                  ARTICLE IX.

                            COVENANTS AND AGREEMENTS
                                 OF THE ISSUER


         SECTION 9.1. Covenants and Agreements of the Issuer. In addition to any other covenants and agreements of the Issuer contained in this Indenture, the Issuer further covenants and agrees with the Holders and the Trustee as follows:

                  (a) Payment of Bond Service Charges. The Issuer will pay all Bond Service Charges, or cause them to be paid, solely from the sources provided herein, on the dates, at the places and in the manner provided in this Indenture.

                  (b) Revenues and Assignment of Revenues. The Issuer will not assign the Pledged Revenues or create or authorize to be created any debt, lien or charge thereon, other than the assignment thereof under this Indenture and as otherwise permitted by this Indenture.

                  (c) Recordings and Filings. At its own expense, the Issuer will cause this Indenture and any related instrument or documents relating to the assignment made by it under this Indenture to secure the Senior Bonds, to be recorded and filed in the manner and in the places which may be required by law in order to preserve and protect fully the security of the Holders and the rights of the Trustee hereunder.

                  (d) Inspection of Landfill Books. All books, instruments and documents in the Issuer's possession relating to the Landfill and the Pledged Revenues shall be open to inspection and copying at all times during the Issuer's regular business hours by any accountants or other agents of the Trustee which the Trustee may designate from time to time.

                  (e) Registrar. At reasonable times and under reasonable regulations established by the Registrar, the Register may be inspected and copied by the Trustee, by Holders of twenty-five percent or more in principal amount of the Senior Bonds then outstanding, or a designated representative thereof.

         SECTION 9.2. Observance and Performance of Covenants, Authority and Actions. The Issuer will observe and perform faithfully at all times all covenants, agreements, authority, actions, undertakings, stipulations and provisions to be observed or performed on its part under the Indenture and the Senior Bonds which are executed, authenticated and delivered under this Indenture, and under all proceedings of the Issuer pertaining thereto.

                  The Issuer represents and warrants that

                  (a) It is duly authorized under its articles of incorporation, bylaws and by resolution of its board of directors to issue the Senior Bonds, to execute and deliver this Indenture and to provide the security for payment of the Bond Service Charges in the manner and to the extent set forth in this Indenture.

                  (b) All actions required on its part to be performed for the issuance, sale and delivery of the Senior Bonds and for the execution and delivery of this Indenture have been or will be taken duly and effectively.

                  (c) The Senior Bonds will be valid and enforceable special obligations of the Issuer according to their terms.

         SECTION 9.3. Enforcement of Issuer's Obligations. Each obligation of the Issuer required to be undertaken pursuant to this Indenture and the Senior Bonds is binding upon the Issuer, and upon each officer or employee thereof as may have from time to time the authority under law to take any action on behalf of the Issuer which may be necessary to perform all or any part of that obligation, as a duty of the Issuer.

         SECTION 9.4. Priority of Pledge. The pledge herein made of the Pledged Revenues and any other revenues and receipts from the Landfill shall be prior and superior to any pledge thereof hereafter made for the benefit of any other securities hereafter issued or any contract hereafter made by the Issuer. In the event that the Issuer should hereafter issue any other securities payable, in whole or in part, out of the revenues or receipts to be derived from the Landfill or for which any part of said revenues or receipts may be pledged or any part of the Landfill may be mortgaged, or in the event the Issuer should hereafter make any contract payable, in whole or in part, out of said revenues and receipts or for which any part of said revenues and receipts may be pledged or any part of the Landfill may be mortgaged, the Issuer will, in the proceedings under which any such securities or contract are hereafter authorized, recognize the priority of the pledge of said revenues and receipts made herein for the benefit of the Senior Bonds.

         SECTION 9.5. Maintenance, Repairs, Changes, Alterations, Taxes and Other Charges. The Issuer will continuously maintain the Landfill in good operating condition (reasonable wear and tear excepted), making from time to time all necessary and proper renewals thereof and repairs and replacements thereto (including, without limitation, exterior and structural repairs, renewals and replacements), or the Issuer will cause the Landfill and said improvements to be so maintained and such repairs and replacements to be so made.

         The Issuer will pay, or will cause to be paid, (a) all taxes and governmental charges of any kind whatsoever that may be lawfully assessed or levied against or with respect to the Landfill or any part thereof including, without limiting the generality of the foregoing, any taxes levied upon or with respect to the Landfill (or the receipts, income or profits of the Issuer therefrom) which, if not paid, would become a lien on the Landfill prior to or on a parity with the lien of the Indenture or a charge on the revenues and receipts therefrom prior to or on a parity with the charge thereon and the pledge and assignment thereof created and made in the Indenture, (b) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Landfill, and (c) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Landfill; provided, however, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Issuer shall be obligated to pay, or cause to be paid, only such installments as come due while any part of the principal of and the interest (and premium, if any) on the Senior Bonds remains outstanding and unpaid. The Issuer may, however, defer or cause to be deferred payment of any such taxes, charges or assessments pending the bona fide contest thereof unless the Trustee shall be of the opinion that by such action the lien of the Indenture as to any part of the Landfill shall be endangered or the Landfill or any part thereof shall be subject to loss or forfeiture, in which event any such payment then due shall not be deferred.

         SECTION 9.6. Sale of Landfill Prohibited Except Under Certain Conditions. The Issuer will not, except as permitted or contemplated hereby, hereafter sell or otherwise dispose of the whole or any part of the Landfill until the principal of and the interest (and premium, if any) on all the Senior Bonds have been paid in full, or unless and until provision for such payment has been made.

         SECTION 9.7. Freedom of Landfill from Prior Liens. The Issuer will keep the Landfill free from all liens and encumbrances (other than Permitted Encumbrances), but it may defer payment pending the bona fide contest of any claim unless the Trustee shall be of the opinion that by such action the lien of the Indenture as to any part of the Landfill shall be materially endangered or the Landfill or any part thereof shall be subject to loss or forfeiture, in which event any such payment then due shall not be deferred. Nothing herein contained shall be construed to prevent the Issuer from hereafter purchasing (with funds other than the proceeds of the Senior Bonds), for use in connection with or as a part of the Landfill, additional property on conditional or lease sale contract or subject to vendor's lien or purchase money mortgage, and as to all property so purchased, the Indenture shall be subject and subordinate to such conditional or lease sale contract, vendor's lien or purchase money mortgage.

         SECTION 9.8. Payment of Trustee Charges. The Issuer will discharge, pay or satisfactorily provide to the Trustee, or cause to be discharged, paid or provided, all liabilities, expenses and advances reasonably incurred, disbursed or made by the Trustee in the execution of the trusts hereby created (including the reasonable compensation and expenses and disbursements of its counsel and of all other persons not regularly in its employ), and it will from time to time pay to the Trustee, or cause to be paid, reasonable compensation for its services hereunder, including extra compensation for unusual or extraordinary services. All such liabilities, expenses, advances and compensation shall be secured hereby, shall be entitled to priority of payment over the principal of and the interest (and premium, if any) on the Senior Bonds and shall bear interest until paid at (a) an annual rate equal to the Interest Rate for Advances, or (b) the highest annual rate then permitted under the laws of the State of Alabama (whichever of the foregoing (a) or (b) is less), from and after the respective dates thirty (30) days following the respective dates on which the Trustee makes demand for the payment thereof.

         SECTION 9.9. To Record and to Grant Further Assurances. The Issuer will file the Indenture (or an appropriate notice thereof), and all Supplemental Indentures hereafter executed (or appropriate notices thereof), in such public office or offices in which said documents are required by law to be filed in order to constitute constructive notice thereof and to preserve and protect fully the rights and security afforded thereby to the Trustee and to the Holders of the Senior Bonds. In addition, the Issuer

                  (a) will, upon reasonable request, execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectually the purpose of the Indenture, and in particular (without in any way limiting the generality of the foregoing) to make subject to the charge or lien hereof (1) the revenues from any property hereafter acquired as a part of the Landfill, or (2) other Pledged Revenues, to transfer to any successor Trustee or Trustees the assets, powers, instruments and funds held in trust hereunder and to confirm the lien of the Indenture with respect to any Senior Bonds issued hereunder, and

                  (b) will take all actions that at the time and from time to time may be necessary (or, in the opinion of the Trustee, may be necessary) to perfect, preserve, protect and secure the interests of the Issuer and the Trustee, or either, in and to the Pledged Revenues, including, without limitation, the filing of all financing and continuation statements that may at the time be required under the Alabama Uniform Commercial Code.

No failure to request such further instruments or further acts shall be deemed a waiver of any right to the execution and delivery of such instruments or the doing of such acts or be deemed to affect the interpretation of any provisions of the Indenture.

         SECTION 9.10. Insurance Required. The Issuer will, not later than the date of delivery of this Indenture, provide and thereafter continuously maintain in effect or cause to be provided and thereafter continuously maintained in effect, insurance with respect to the Landfill against such risks, with such limits and deductibles and to such extent, as are customarily insured against by businesses owning and operating construction and demolition disposal facilities similar in size and character to the Landfill, paying (or causing to be paid) as the same become due all premiums with respect thereto, including, but not necessarily limited to:

         (a) Insurance against loss or damage to the Landfill and any other improvements at the time situated at the Landfill by fire, lightning or other casualty, including malicious mischief or vandalism, with uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in the applicable state, to the extent of such amount as is necessary to provide for full payment of the costs of repairing or replacing the property damaged or destroyed or, if insurance to such extent is not available, to the extent of the full insurable value (as determined by a recognized insurer) of the Landfill and any other such improvements, with a deductible not to exceed $__________;

         (b) If there are any boilers or pressure vessels located at the Landfill, boiler or pressure vessel insurance in an amount customarily carried in the case of industrial operations similar to those at the Landfill;

         (c) Comprehensive general liability insurance against liability for personal or bodily injury to or death of persons and for damage to or loss of property occurring on or about the site of the Landfill or in any way related to the operations being conducted at the Landfill or in or about the Landfill, in the minimum amounts of $1,000,000 for total death and bodily injury claims and for property damage resulting from any one accident or occurrence; and

         (d) Workmen's compensation coverage, disability benefits insurance and any other type of insurance required by the laws of the applicable state.

         All policies evidencing the insurance required by the terms of the preceding paragraph shall be taken out and maintained in generally-recognized responsible insurance companies, qualified under the laws of South Carolina to assume the respective risks undertaken and shall contain an agreement on the part of the insurer issuing such policy that the same shall not be cancelled by such insurer unless thirty (30) days' prior written notice of such cancellation shall have been given to the Trustee. All such insurance policies, other than those evidencing the insurance required by subparagraph (c) of the preceding paragraph and such other policies or portions thereof as may evidence insurance against liability for injury to persons or property of others, shall name as insured the Trustee and shall contain standard mortgage clauses providing for all losses in excess of $100,000 to be paid to the Trustee; provided, however, that all losses (including those in excess of $100,000) may be adjusted by the Issuer, subject, in the case of any single loss in excess of $100,000, to the approval of the Trustee. Policies, binders or certificates evidencing the insurance required to be carried by this Section 9.10 shall be deposited with the Trustee. Prior to the expiration or cancellation of any such policy, the Issuer will furnish to the Trustee evidence reasonably satisfactory to the Trustee that such policy has been renewed or replaced by another policy or that there is no necessity therefor under this Indenture. Anything herein to the contrary notwithstanding, any insurance required by the provisions hereof may be evidenced by a blanket policy covering risks in addition to those hereby required to be covered, but if and only if appropriate allocation certificates and loss payable endorsements are furnished to the Trustee. All insurance required herein shall name the Trustee as additional insured parties. All policies issued hereunder shall contain a provision that notice in writing be given to the Trustee by the insurer at least thirty (30) days prior to any modification or cancellation of the policy.

         SECTION 9.11. Maintenance of Corporate Existence; Consolidation or Merger.

         (a) Until payment in full of the Senior Bonds, the Issuer shall maintain its existence, will not transfer all or substantially all of its assets and will not consolidate with or merge into another corporation, without the express written consent of the Bondholders of a majority in principal amount of the Senior Bonds; provided, however, the Issuer may, without the prior written consent of the Majority Holders, consolidate with or merge into any direct or indirect wholly-owned subsidiary of the Issuer or the Company, and may consolidate with or merge into another corporation or transfer all or substantially all of its assets and if desired, thereafter dissolve and terminate its existence, but only on the condition that (a) the resulting corporation or transferee as applicable, shall expressly assume and agree in writing to perform all of the Issuer's obligations under this Indenture, and is duly qualified to do business in the State, (b) the resulting corporation or transferee, as applicable, has a consolidated net worth, determined in accordance with generally accepted accounting principles, equal to or greater than the consolidated worth of the Issuer immediately prior to such consolidation or merger or transfer and (c) the resulting corporation or transferee, as applicable, shall not have any unresolved legal or administrative proceedings pending before any court or other tribunal, the results of which could materially and adversely affect such corporation's or transferee's net worth, its ability to assume the Issuer's obligation under this Indenture, or its ability to operate the Landfill.

         (b) In the event a transfer of assets under this Section is made to a corporation, such corporation may thereafter, transfer all or substantially all of its assets to another corporation, or consolidate with or merge into another corporation, or permit one or more other corporations to consolidate with or merge into it, but only on the condition that the surviving or resulting corporation or transferee satisfies the requirements of the preceding paragraph of this Section.

         (c) If a transfer of assets, consolidation or merger is made as provided in this Section, the provisions of this Section shall continue in full force and effect and no further such transfer of assets, consolidation or merger shall be made except in compliance with the provisions of this Section.

         (d) At least 30 days prior to any transfer of assets, consolidation or merger under this Section, the transferee or surviving or resulting entity shall provide written notice of such proposed event to the Issuer and the Trustee and, prior to such transfer, consolidation or merger the transferee or surviving or resulting entity shall provide evidence satisfactory to the Issuer and the Trustee that all requirements of this Section have been satisfied.

         SECTION 9.12. Disposition of Condemnation Award. If title to all or any part of the Landfill shall be taken through the exercise of the power of eminent domain, the entire condemnation award referable thereto shall be paid to and held by the Trustee and shall thereafter be applied by the Trustee in the manner and for the purposes specified in this Indenture.


                              (End of Article IX)

                                   ARTICLE X.

                              MEETINGS OF HOLDERS

         SECTION 10.1. Purposes of Meetings. A meeting of Holders, or of the Holders of any series of Senior Bonds, may be called at any time and from time to time pursuant to the provisions of this Article X to the extent relevant to the Holders of all of the Senior Bonds of Senior Bonds of that series, as the case may be, to take any action (i) authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Senior Bonds, or of that series, (ii) under any provision of this Indenture or (iii) authorized or permitted by law.

         SECTION 10.2. Call of Meetings. (a) The Trustee may call at any time a meeting of Holders pursuant to Section 10.1 to be held at any reasonable time and place the Trustee shall determine. Notice of such meeting, setting forth the time, place and generally the subject thereof, shall be mailed by first class mail, postage prepaid, not fewer than 15 nor more than 90 days prior to the date of the meeting to the Holders at their addresses as they appear on the Register on the fifteenth day preceding such mailing, which fifteenth day, preceding the mailing shall be the record date for the meeting.

         (b) If at any time the Issuer or the Holders of at least twenty-five percent in aggregate principal amount of the Senior Bonds, or if applicable, the affected series of Senior Bonds, then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth the purpose of the meeting, and the Trustee shall not have mailed the notice of the meeting within 20 days after receipt of the request, then the Issuer or the Holders of Senior Bonds in the amount above specified may determine the time and the place of the meeting and may call the meeting to take any action authorized in Section 10.1 by mailing notice thereof as provided above.

         (c) Any meetings of Holders, or the Holders of any series of Senior Bonds affected by a particular matter, shall be valid without notice, if the Holders of all Senior Bonds, or if applicable, the affected series of Senior Bonds, then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Senior Bonds, or if applicable, the affected series of Senior Bonds, outstanding who were not so present at the meeting, and if the Issuer and the Trustee are either present by duly authorized representatives or have waived notice, before or after the meeting.

         SECTION 10.3. Voting. To be entitled to vote at any meeting of Holders, a Person shall (a) be a Holder of one or more outstanding Senior Bonds, or if applicable, of the affected series of Senior Bonds, as of the record date for the meeting as determined above, or (b) be a person appointed by an instrument or document in writing as proxy by a Person who is a Holder as of the record date for the meeting, of one or more outstanding Senior Bonds or, if applicable, of the affected series of Senior Bonds. Each Holder or proxy shall be entitled to one vote for each $5,000 principal amount of Senior Bonds held or represented by it. The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Senior Bonds or of their representatives by proxy and the identifying number or numbers of the Senior Bonds held or represented by them.

         SECTION 10.4. Meetings. (a) Notwithstanding any other provision of this Indenture, the Trustee may make any reasonable regulations which it may deem to be advisable for meetings of Holders, with regard to

                  (i) proof of the holding of Senior Bonds and of the appointment of proxies,

                  (ii)  the appointment and duties of inspectors of votes,

                  (iii) recordation of the proceedings of those meetings,

                  (iv) the execution, submission and examination of proxies and other evidence of the right to vote, and

                  (v) any other matters concerning the conduct, adjournment or reconvening of meetings which it may think fit.

         (b) The Trustee shall appoint a temporary chair of the meeting by an instrument or document in writing, unless the meeting shall have been called by the Issuer or by the Holders, as provided in Section 10.2, in which case the Issuer or the Holders calling the meeting, as the case may be, shall appoint a temporary chair in like manner. A permanent chair and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Senior Bonds represented at the meeting and entitled to vote.

         (c) The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at the meeting and their counsel, any representatives of the Trustee or Registrar and their counsel and any representatives of the Issuer and its counsel.

         SECTION 10.5. Miscellaneous. Nothing contained in this Article X shall be deemed or construed to authorize or permit any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Senior Bonds by reason of any call of a meeting of Holders or any right conferred expressly or impliedly hereunder to make a call.


                               (End of Article X)

                                  ARTICLE XI.

                                 MISCELLANEOUS

         SECTION 11.1. Limitation of Rights. With the exception of rights conferred expressly in this Indenture, nothing expressed or mentioned in or to be implied from this Indenture or the Senior Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Registrar, the Paying Agents, and the Holders of the Senior Bonds any legal or equitable right, remedy, power or claim under or with respect to this Indenture or any covenants, agreements, conditions and provisions contained herein. This Indenture and all of those covenants, agreements, conditions and provisions are intended to be, and are, for the sole and exclusive benefit of the parties hereto, the Registrar, the Paying Agents and the Holders of the Senior Bonds, as provided herein.

         SECTION 11.2. Severability. In case any section or provision of this Indenture, or any covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, or any application thereof, is held to be illegal or invalid for any reason, or is inoperable at any time, that illegality, invalidity or inoperability shall not affect the remainder thereof or any other section or provision of this Indenture or any other covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, all of which shall be construed and enforced at the time as if the illegal, invalid or inoperable portion were not contained therein.

         Any illegality, invalidity or inoperability shall not affect any legal, valid and operable section, provision, covenant, agreement, stipulation, obligation, act, action, part or application, all of which shall be deemed to be effective, operative, made, assumed, entered into or taken in the manner and to the full extent permitted by law from time to time.

         SECTION 11.3. Notices. Except as provided in Section 6.2 hereof, it shall be sufficient service or giving of any notice, request, complaint, demand or other instrument or document, if it is duly mailed by first class, certified or registered mail, or delivered by hand. Notices to the Issuer and the Trustee shall be addressed as follows:

                  (a) WCA Shiloh Landfill, L.L.C., One Riverway, Houston, Texas 77056, Attn: Vice-President;

                  (b) If to the Trustee, at Regions Bank, Montgomery, Alabama _________________, ___, ___________,

Duplicate copies of each notice, request, complaint, demand or other instrument or document given hereunder by the Issuer or the Trustee to one or more of the others also shall be given to all of the others. The foregoing parties may designate, by notice given hereunder, any further or different addresses to which any subsequent notice, request, complaint, demand or other instrument or document shall be sent. The Trustee shall designate, by notice to the Issuer the addresses to which notices or copies thereof shall be sent to the Registrar and the Paying Agents.

         In connection with any notice mailed pursuant to the provisions of this Indenture, a certificate of the Trustee, the Issuer, the Registrar or the Holders of the Senior Bonds, whichever or whoever mailed that notice, that the notice was so mailed shall be conclusive evidence of the proper mailing of the notice.

         SECTION 11.4. Suspension of Mail. If because of the suspension of delivery of first class mail or, for any other reason, the Trustee or any other Person shall be unable to mail by the required class of mail any notice required to be mailed by the provisions of this Indenture, the Trustee or any other Person shall give such notice in such other manner as in the judgment of the Trustee or such Person shall most effectively approximate mailing thereof, and the giving of that notice in that manner for all purposes of this Indenture shall be deemed to be in compliance with the requirement for the mailing thereof. Except as otherwise provided herein, the mailing of any notice shall be deemed complete upon deposit of that notice in the mail and the giving of any notice by any other means of delivery shall be deemed complete upon receipt of the notice by the delivery service.

         SECTION 11.5. Payments Due on Saturdays, Sundays and Holidays. If any Interest Payment Date, date of maturity of the principal of any Senior Bonds, or date fixed for the redemption of any Senior Bonds is not a Business Day, then payment of interest, principal and any redemption premium need not be made by the Trustee or any Paying Agent on that date, but that payment may be made on the next succeeding Business Day with the same force and effect as if that payment were made on the Interest Payment Date, date of maturity or date fixed for redemption, and no interest shall accrue for the period after that date.

         SECTION 11.6. Instruments of Holders. Any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, required under this Indenture to be executed by any Holder may be in any number of concurrent writings of similar tenor and may be executed by that Holder in person or by an agent or attorney appointed in writing. Proof of (i) the execution of any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, (ii) the execution of any writing appointing any agent or attorney, and (iii) the ownership of Senior Bonds, shall be sufficient for any of the purposes of this Indenture, if made in the following manner, and if so made, shall be conclusive in favor of the Trustee with regard to any action taken thereunder, namely:

         (a) The fact and date of the execution by any person of any writing may be proved by the certificate of any officer in any jurisdiction who has power by law to take acknowledgments within the jurisdiction, that the person signing the writing acknowledged that execution before that officer, or by affidavit of any witness to that execution;

         (b) The fact of ownership of Senior Bonds shall be proved by the Register maintained by the Registrar.

         Nothing contained herein shall be construed to limit the Trustee to the foregoing proof, and the Trustee may accept any other evidence of the matters stated therein which it deems to be sufficient. Any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, of the Holder of any Senior Bond shall bind every further Holder of the same Senior Bond, with respect to anything done or suffered to be done by the Issuer, the Trustee, the Registrar or any Paying Agent pursuant to that writing.

         SECTION 11.7. Priority of this Indenture. This Indenture shall be superior to any liens which may be placed upon the Revenues or any other funds or accounts created pursuant to this Indenture.

         SECTION 11.8. Extent of Covenants; No Personal Liability. All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture are and shall be deemed to be covenants, stipulations, obligations and agreements of the Issuer to the full extent authorized by the Act and permitted by the Constitution of the State. No covenant, stipulation, obligation or agreement of the Issuer contained in this Indenture shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, officer, agent or employee of the Issuer in other than that person's official capacity. Neither the members of the Board of Directors of the Issuer nor any official executing the Senior Bonds, this Indenture or any amendment or supplement hereto or thereto shall be liable personally on the Senior Bonds or be subject to any personal liability or accountability by reason of the issuance or execution hereunder or thereof.

         SECTION 11.9. Binding Effect. This Indenture shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained herein.

         SECTION 11.10. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

         SECTION 11.11. Governing Law. This Indenture and the Senior Bonds shall be deemed to be contracts made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State, except to the extent that Alabama conflict of law rules would require the substantive rules of law of any other jurisdiction to apply.


                              (End of Article XI)

         IN WITNESS WHEREOF, the Issuer and the Trustee, as Trustee and Registrar, have executed this Trust Indenture all as of the date first above written.



                                       WCA SHILOH LANDFILL, L.L.C.



                                       By:
                                           -------------------------------------
                                         Its:
                                               ---------------------------------

                                       ATTEST:



                                       By:
                                           -------------------------------------
                                         Its:
                                               ---------------------------------




                                       REGIONS BANK, MONTGOMERY, ALABAMA



                                       -----------------------------------------
                                       as Trustee, Paying Agent and Registrar



                                       By:
                                           -------------------------------------
                                           Agent

STATE OF _______________                  )
                                          )
COUNTY OF                                 )


         I, ________________________________, a Notary Public in and for said county in said state, hereby certify that ____________________, whose name as _______________________ of WCA SHILOH LANDFILL, L.L.C., a Delaware limited liability company, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         GIVEN under my hand and official seal of office, this ____ day of _________________, 2000.



                                          -------------------------------------
                                          Notary Public
                                          My Commission Expires:

                                          -------------------------------------

(NOTARIAL SEAL)



STATE OF _______________                  )
                                          )
COUNTY OF                                 )


         I, ________________________________, a Notary Public in and for said county in said state, hereby certify that ___________________, whose name as Agent of REGIONS BANK, a state banking association, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         GIVEN under my hand and official seal of office, this _____ day of ______________________, 2000.





                                          -------------------------------------
                                          Notary Public
                                          My Commission Expires:

                                          -------------------------------------



(NOTARIAL SEAL)

                                   EXHIBIT A

                                Senior Bond FORM


                          WCA SHILOH LANDFILL, L.L.C.
                              SENIOR SECURED BONDS

                                  NO. R-____-


                                  Interest
        Maturity Date:           Dated as of:          Rate         CUSIP Number
        --------------           ------------          ----         ------------
        _____________, 2020       _____________, 2000


         WCA Shiloh Landfill, L.L.C. (the "Issuer"), a Delaware limited liability company, for value received, promises to pay to ____________________________ or registered assigns, but solely from the sources and in the manner referred to herein, the principal amount of

                   __________________________________ DOLLARS

on the aforesaid Maturity Date, unless this Senior Bond is called for earlier redemption, and to pay from those sources interest thereon at the rate described above, payable on July 1 and January 1 of each year, commencing July 1, 2000 (an "Interest Payment Date"), until the principal amount is paid or duly provided for. Interest shall be calculated on the basis of a 360-day year and twelve 30-day months. This Senior Bond will bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from its date.

         The principal of this Senior Bond is payable upon presentation and surrender hereof at the principal corporate trust office of the trustee, presently Regions Bank, Montgomery, Alabama, (the "Trustee"). Interest is payable on each Interest Payment Date by check or draft mailed to the person in whose name this Senior Bond (or one or more predecessor Senior Bonds) is registered (the "Holder") at the close of business on the fifteenth day of the month immediately preceding that Interest Payment Date (the "Record Date") on the registration books for this issue maintained by the Trustee, as Registrar, at the address appearing therein, or, in certain circumstances, by wire transfer as described in the Indenture. The principal of and interest on this Senior Bond are payable in lawful money of the United States of America, without deduction for the services of the paying agent.

         This Senior Bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed.

          REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS SENIOR BOND SET FORTH ON THE REVERSE SIDE. THOSE PROVISIONS SHALL HAVE THE SAME EFFECT FOR ALL PURPOSES AS IF SET FORTH HERE.

         It is certified and recited that there have been performed and have happened in regular and due form, as required by law, all acts and conditions necessary to be done or performed by the Issuer or to have happened (i) precedent to and in the issuing of the Senior Bonds in order to make them legal, valid and binding senior secured obligations of the Issuer, and (ii) precedent to and in connection with the execution and delivery of the Indenture; that payment in full for the Senior Bonds has been received.

         IN WITNESS OF THE ABOVE, the Issuer has caused this Senior Bond to be executed in the name of the Issuer by the manual or facsimile signatures of its Chief Financial Officer and its Secretary, and its official seal to be impressed hereon or a facsimile thereof to be placed hereon, as of the date shown above.


                                               WCA SHILOH LANDFILL, L.L.C.
[SEAL]


                                               By:         (facsimile)
                                                  ----------------------------




                                               Attest:     (facsimile)
                                                      ------------------------






               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


         This Senior Bond is one of the Senior Bonds described in the within-mentioned Indenture.

                                               REGIONS BANK, Montgomery, Alabama
                                               Trustee



                                               By:
                                                    ----------------------------
                                                    Authorized Signer

                        [ON REVERSE SIDE OF SENIOR BOND]

                               GENERAL PROVISIONS

         This Senior Bond is one of a duly authorized issue of Senior Secured Bonds, (the "Senior Bonds"), issuable under the Trust Indenture dated as of ___________________, 2000 (the "Indenture") between the Issuer and the Trustee, aggregating in principal amount $5,000,000. The Senior Bonds are being issued for the purpose of financing the general operating expenses and working capital needs of the Shiloh Landfill, a construction and demolition-type landfill located near Travelers Rest, South Carolina (the "Landfill"), as defined in the Indenture. The Senior Bonds are senior secured obligations of the Issuer, issued or to be issued under and are to be secured and entitled equally and ratably to the protection given by the Indenture.

         Reference is made to the Indenture for a more complete description of the Landfill, the provisions, among others, with respect to the nature and extent of the security for the Senior Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Holders of the Senior Bonds, and the terms and conditions upon which the Senior Bonds are issued and secured. Each Holder assents, by its acceptance hereof, to all of the provisions of the Indenture.

         Pursuant to the Indenture, the Issuer is required to make monthly payments to the Trustee in the amounts and at the times necessary to pay the principal, premium, if any, and interest (the "Bond Service Charges") on the Senior Bonds.

         Copies of the Indenture are on file in the principal corporate trust office of the Trustee.

         This Senior Bond is a senior secured obligation of the Issuer, ranking pari passu with all other indebtedness of the Issuer, and the Bond Service Charges on the Senior Bonds are payable from all legally available sources of the Issuer, and are additionally secured by the Pledged Revenues, as defined and as provided in the Indenture (being, generally, all rents, receipts, issues and profits derived by the Issuer from the operation or ownership of the Landfill to which the Issuer may be entitled, including but not limited to all commercial receipts derived from commercial operation of the Landfill, such as disposal fees, tipping fees and all other moneys to which the Issuer may be entitled.)

         The Senior Bonds are issuable only as fully registered Bonds in the denominations of $5,000 and any integral multiple thereof and are exchangeable for Senior Bonds of other authorized denominations in equal aggregate principal amounts at the office of the Registrar specified on the face hereof, but only in the manner and subject to the limitations provided in the Indenture. This Senior Bond is transferable at the office of the Registrar, by the Holder in person or by his attorney, duly authorized in writing, upon presentation and surrender hereof to the Registrar. The Registrar is not required to transfer or exchange (i) any Senior Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Senior Bonds and ending at the close of business on the day of such mailing, or
(ii) any Senior Bonds so selected for redemption.

                                   REDEMPTION

         The Senior Bonds are subject to redemption prior to stated maturity pursuant to first class mailed notice thereof by the Trustee at least 30 days prior to the redemption date, as follows:

         (a) Mandatory Redemption Upon Unenforceability. The Senior Bonds are subject to mandatory redemption in whole in the event that the Indenture shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed therein by reason of any changes in the Constitution of the State or the Constitution of the United States of America, or by reason of legal or administrative action (whether state or federal) or any final decree, judgement or order of any court (whether state or federal) entered after the contest thereof with the opportunity for the contest thereof by the Issuer, the Holder or the Trustee in good faith.

         (b) Extraordinary Optional Redemption. The Senior Bonds are also subject to redemption by the Issuer in whole, but not in part, at a redemption price of 100% of the principal amount redeemed, plus interest accrued to the redemption date if the Issuer exercises its option under this Indenture to prepay the payments due hereunder upon the occurrence of any of the following events:

                  (i) The Landfill shall have been damaged or destroyed (a) to such extent that the Landfill cannot reasonably be restored within a period of six months to the condition thereof immediately preceding such damage or destruction, or (b) to such extent that the Issuer is thereby prevented from carrying on its normal operations at the Landfill for a period of six months; or

                  (ii) Title to, or the temporary use of, all or a substantial portion of the Landfill shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority, (a) to such extent that the Landfill cannot reasonably be restored within a period of six months to a condition of usefulness comparable to that existing prior to such taking, or (b) if such taking results in the Issuer being thereby prevented from carrying on its normal operations at the Landfill for a period of six months.

         (c) Optional Redemption. The Senior Bonds are callable for redemption, in whole or in part, at the option of the Issuer on any date on or after April 1, 2002 at a redemption price as set forth below (expressed as a percentage of the outstanding principal amount):

                            REDEMPTION DATES
                           (DATES INCLUSIVE)                  REDEMPTION PRICES
                  April 1, 2002 through March 31, 2003              105%
                  April 1, 2003 through March 31, 2004              104%
                  April 1, 2004 through March 31, 2005              103%
                  April 1, 2005 through March 31, 2006              102%
                  April 1, 2006 through March 31, 2007              101%
                  April 1, 2007 and thereafter                      100%

         and thereafter at a redemption price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the date of redemption.

         Except in the case of redemption pursuant to any mandatory redemption provisions, Senior Bonds shall be redeemed only by written notice from the Issuer to the Trustee. That notice shall specify the redemption date and the principal amount of each maturity of Senior Bonds to be redeemed, and shall be given at least 45 days prior to the redemption date or such shorter period as shall be acceptable to the Trustee.

         Unless waived in writing by any Holder of Senior Bonds to be redeemed and except as provided below, official notice of redemption shall be given by the Registrar on behalf of the Issuer by mailing a copy of an official redemption notice by registered or certified mail to the Holder of each Senior Bond to be redeemed, at the address of such Holder shown on the Senior Bond Register, not less than 30 days nor more than 45 days prior to the date fixed for redemption.

         Failure to duly give official notice of redemption by mail or any defect therein shall not affect the validity of the proceedings for the redemption of any Senior Bond with respect to which no such failure or defect has occurred. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the registered Holder receives notice.

         Notice having been mailed in the manner provided in the Indenture, the Senior Bonds and portions thereof called for redemption shall become due and payable on the redemption date unless such notice of redemption is conditional, in which case the Senior Bonds and portions thereof called for redemption will become due and payable only if funds for the payment thereof are deposited with the Trustee, and upon presentation and surrender thereof at the place or places specified in that notice, shall be paid at the redemption price, including interest accrued to the redemption date.

         If money for the redemption of all of the Senior Bonds and portions thereof to be redeemed, together with interest accrued thereon to the redemption date, is held by the Trustee or any Paying Agent on the redemption date, so as to be available therefor on that date and if notice of redemption has been deposited in the mail as aforesaid, then from and after the redemption date those Senior Bonds and portions thereof called for redemption shall cease to bear interest and no longer shall be considered to be outstanding hereunder. If those moneys shall not be so available on the redemption date, or that notice shall not have been deposited in the mail as aforesaid, those Senior Bonds and portions thereof shall continue to bear interest, until they are paid, at the same rate as they would have borne had they not been called for redemption.

         All moneys deposited in the Bond Fund and held by the Trustee or a Paying Agent for the redemption of particular Senior Bonds shall be held in trust for the account of the Holders thereof and shall be paid to them, respectively, upon presentation and surrender of those Senior Bonds.

                                 LEGAL OPINION

         The following is a true copy of the opinion rendered by M. Fredrick Simpler, Jr., P.C. in connection with the issuance of, and dated as of and premised on facts and law in effect on the date of the original delivery of, the Senior Bonds. A signed copy is on file with the Issuer.



                               [to be completed]

                                   ASSIGNMENT

         For value received, the undersigned sells, assigns and transfers unto ____________________________________________________ the within Senior Secured
Bond and irrevocably constitutes and appoints _________________________ attorney to transfer that Senior Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________

-----------------------------
Signature

Signature Guaranteed:

--------------------

NOTICE: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Senior Bond in every particular, without alteration or any change whatever.